EXHIBIT “E”

WMI ACCOUNTS AND DISPUTED ACCOUNTS

E

DISPUTED ACCOUNTS

			Balance at:
Depositor	Location	Account last 4 digits	Sept 26, 2008	Sept 30, 2008	Jan 14, 2010
Washington Mutual, Inc.	WMBfsb	4234	3,667,943,172	3,667,943,172	3,676,168,171
Washington Mutual, Inc.	WMB	1206	52,553,247	52,600,201	52,697,245	*
Washington Mutual, Inc.	WMB	0667	29,541,662	264,068,186	261,896,498
Washington Mutual, Inc.	WMB	9626	4,650	4,650	4,660	**
Washington Mutual, Inc.	WMB	9663	747,799	747,799	749,392
WMI Investment Corp	WMB	4704	52,974,375	53,145,275	53,602,475

WMI ACCOUNTS

Ahmanson Developments, Inc.	WMB	3411	1,625,193	1,625,209	1,628,284	***
Ahmanson Developments, Inc.	WMB	8388	7,608	7,608	7,608	***

*    December 31, 2009 balance
**  Estimate - no statements received
***  October 23, 2009 balance - no statements rec’d since

E-1

EXHIBIT “F”

FORM OF ESCROW AGREEMENT

F

ESCROW AGREEMENT

This ESCROW AGREEMENT (this Escrow Agreement, including all schedules attached hereto, all of the terms and conditions which are incorporated herein by reference, in each case as amended and/or supplemented from time to time in accordance with the terms hereof, this “Refund Escrow Agreement”), dated as of [__], 2010, is by and among Washington Mutual, Inc. (“WMI”), JPMorgan Chase Bank, N.A. (“JPMC”), Federal Deposit Insurance Corporation, in its capacity as receiver for Washington Mutual Bank (the “FDIC Receiver”), and [_________________], a national banking association organized and existing under the laws of the United States of America solely in its capacity as escrow agent (the “Escrow Agent”).

WHEREAS, on September 26, 2008, WMI and WMI Investment Corp., a subsidiary of WMI (collectively, the “Debtors”), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, as amended, with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, the Debtors, JPMC, the FDIC Receiver and certain other parties entered into that certain Settlement Agreement, dated as of May 21, 2010, pursuant to which the parties thereto agreed to resolve certain disputes and related matters between the parties (the “Settlement Agreement”);

WHEREAS, the Settlement Agreement provides for the establishment of the Refund Escrow Account, the JPMC Escrow Account, the FDIC Escrow Account and the Washington Mutual Escrow Account; and

WHEREAS, pursuant to Section 2.4 of the Settlement Agreement, the Debtors, JPMC and the FDIC Receiver have agreed that certain refunds of Pre-2009 Group Taxes (collectively, the “Escrow Amount”) will be deposited from time to time with the Escrow Agent, under the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

I. Designation of Escrow Agent; Definitions.

Subject to the terms and conditions hereof, WMI, JPMC and the FDIC Receiver hereby appoint [__________] as escrow agent to hold, administer and deliver the Escrow Amount solely in accordance with Section 2.4 of the Settlement Agreement and the terms and conditions set forth hereunder, and [__________] hereby accepts such appointment and agrees to hold, administer and deliver the Escrow Amount solely in accordance with the terms and conditions set forth hereunder.

All capitalized terms used, but not otherwise defined, herein shall have the respective meanings assigned to them in the Settlement Agreement.  Any amendments to such capitalized terms in the Settlement Agreement after the date hereof shall not be incorporated herein by reference unless consented to in writing by the Escrow Agent.

II. Deposit and Investment of Escrow Amount.

(a) The Escrow Amount shall be deposited via check or wire transfer of immediately available funds into the following account (the “Refund Escrow Account”) established with the Escrow Agent:

[___________]
ABA No.: [__]
Account Credit: [__]
Account Name:  [__]
Further Credit Name:  [__]
Further Credit Account No.:  [__]
Attn.:  [__________________]

The Escrow Agent shall have no duty to solicit the delivery of any property into the Refund Escrow Account.

(b) The Escrow Agent shall hold the Escrow Amount in the Refund Escrow Account, together with all investments thereof and all interest accumulated thereon and proceeds therefrom, in each case to the extent applicable, in escrow upon the terms and conditions set forth in this Refund Escrow Agreement and shall not disburse funds from the Refund Escrow Account except as provided herein.

(c) The Escrow Amount shall be invested and reinvested in [________________].  The Escrow Agent shall not be accountable or liable for any losses resulting from the sale or depreciation in the market value of such investments thereof.  Requests or instructions received after 3:00 p.m., New York City time, by the Escrow Agent to liquidate the Escrow Amount will be treated as if received on the following Business Day.

III. Conditions to Disbursement of Refund Escrow Account.

(a) As and to the extent provided herein and in Section 2.4 of the Settlement Agreement, the Escrow Agent shall release to WMI, JPMC, the FDIC Receiver, the Washington Mutual Escrow Account, the JPMC Escrow Account and/or the FDIC Escrow Account, as the case may be, all or any portion of the Escrow Amount, together with any interest and income relating thereto (collectively the “Escrow Funds”), by wire transfer of immediately available funds:

(i)           in the case of Section 2.4(b)(ii)(A) (as relates to the interest component of any refunds received), within fifteen (15) Business Days (but no sooner than ten (10) Business Days) after the receipt by the Escrow Agent from WMI in writing of the portion of the interest component of any refunds received and the appropriate allocation of such interest amount under Section 2.4(b)(ii)(A), together with proof of notice hereunder having been provided to JPMC and the FDIC Receiver of such amount; provided, however, that if JPMC or the FDIC Receiver provides the Escrow Agent with an alternative computation and/or allocation prior to the end of the initial ten (10) Business Day period, the Escrow Agent shall distribute only such amount that is not in dispute until the dispute is resolved in accordance with the Tax Dispute Resolution Procedure in the Settlement Agreement;

(ii)           in the case of Section 2.4(b)(ii)(B) (as relates to earnings on Escrow Funds), within the week prior to March 1, June 1, September 1, and December 1 of each year, but no sooner than five (5) Business Days after receipt by the Escrow Agent from JPMC in writing of the appropriate allocation of the earnings under Section 2.4(b)(ii)(B), together with proof of notice hereunder having been provided to WMI and the FDIC Receiver of such allocation; provided, however, that if WMI or the FDIC Receiver provides the Escrow Agent with an alternative allocation prior to the end of the initial five (5) Business Day period, the Escrow Agent shall distribute only such amount that is not in dispute until the dispute is resolved in accordance with the Tax Dispute Resolution Procedure in the Settlement Agreement; and

(iii)           in all other cases, within two (2) Business Days after the receipt by the Escrow Agent of a joint written notice signed by an authorized officer of each of WMI, JPMC and the FDIC Receiver stating the specific amount of Escrow Funds to be released and the account details to which such amount is to be distributed.

WMI, JPMC and the FDIC Receiver hereby agree to timely provide the Escrow Agent with the information described in this Section III(a), and the parties hereto (including the Escrow Agent) agree to cooperate with each other with respect to the sharing of any information reasonably necessary to facilitate the initial determination or the review of such determination.  In furtherance of the foregoing, the Escrow Agent shall at least monthly notify the parties of its receipt of any refunds (including the amount received and, if known, the remitting taxing authority).  Pending resolution of any dispute referenced in clause (i) or (ii), the parties agree to report the underlying income for Tax purposes according to the initial computation and/or allocation.

(b) The Escrow Agent shall otherwise release the Escrow Funds as and to the extent required by an order of the Bankruptcy Court, which order has become final and nonappealable.

(c) In the event of the termination of the Settlement Agreement pursuant to its terms, the Escrow Agent shall not release the Escrow Funds unless and until receipt of joint written instructions on behalf of WMI, JPMC and the FDIC Receiver, or as required by a final and nonappealable order of the Bankruptcy Court.

IV. Fees and Expenses of Escrow Agent.

The Escrow Agent shall be entitled to reasonable compensation for its services as Escrow Agent hereunder, as listed on Schedule A annexed hereto, and to reimbursement for all reasonable expenses of or reasonable disbursements incurred by the Escrow Agent in the performance of its duties hereunder, including the reasonable fees, expenses and disbursements of counsel to the Escrow Agent.  All such amounts shall be promptly authorized for payment by WMI, JPMC and the FDIC Receiver upon the receipt of a reasonably detailed written invoice from the Escrow Agent.  Any such fees and expenses of the Escrow Agent shall be payable out of the Escrow Funds, the funds of the Washington Mutual Escrow Account, the JPMC Escrow Account, the FDIC Escrow Account, and/or by WMI, JPMC and the FDIC Receiver in the same manner, and to the same extent, as if such fees and expenses were Pre-2009 Group Taxes determined to be payable under Section 2.4(g) of the Settlement Agreement.

V. Rights, Duties and Immunities of Escrow Agent.

The acceptance by the Escrow Agent of its duties under this Refund Escrow Agreement is subject to the following terms and conditions, which all parties to this Refund Escrow Agreement hereby agree shall govern and control the rights, duties and immunities of the Escrow Agent:

(a) The duties and obligations of the Escrow Agent shall be determined solely by reference to the express provisions of this Refund Escrow Agreement and Section 2.4 of the Settlement Agreement and the Escrow Agent shall not be liable, except for the performance of such duties and obligations as are specifically set forth herein.  The Escrow Agent shall not be required to inquire as to the performance or observation of any obligation, term or condition under any agreement or arrangement by WMI, JPMC and the FDIC Receiver other than Section 2.4 of the Settlement Agreement.  The Escrow Agent is not a party to, and is not bound by, any agreement or other document out of which this Refund Escrow Agreement may arise (except to the extent expressly incorporated herein).  The Escrow Agent shall be under no liability to any party hereto by reason of any failure on the part of any other party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person’s obligations under any such document.  This Refund Escrow Agreement shall not be deemed to create a fiduciary relationship between the parties hereto under state or federal law.

(b) The Escrow Agent shall not be responsible in any manner for the validity or sufficiency of this Refund Escrow Agreement or of any property delivered hereunder, or for the value or collectability of any note, check or other instrument, if any, so delivered, or for any representations made or obligations assumed by any party other than the Escrow Agent.  Nothing herein contained shall be deemed to obligate the Escrow Agent to deliver any cash, instruments, documents or any other property referred to herein, unless the same shall have first been received by the Escrow Agent pursuant to this Refund Escrow Agreement.

(c) Each of WMI, JPMC and the FDIC Receiver, jointly and severally, agrees to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, but without limitation, attorneys’ fees, costs and disbursements) that the Escrow Agent may suffer or incur in connection with this Refund Escrow Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises from its willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction.  The Escrow Agent shall have the further right at any time and from time to time to charge, and reimburse itself from, the property held in escrow hereunder.

(d) The Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt, signature or other paper or document which the Escrow Agent in good faith believes to have been signed and presented by the proper party or parties.

(e) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith or for any mistake in act or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

(f) The Escrow Agent may seek the advice of legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Refund Escrow Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the written advice or opinion of such counsel.

(g) The parties hereto agree that should any dispute arise with respect to the payment, ownership or right of possession of the Refund Escrow Account, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, except for its willful misconduct or gross negligence, all or any part of the Refund Escrow Account until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order of the Bankruptcy Court and a notice executed by the parties to the dispute or their authorized representatives shall have been delivered to the Escrow Agent setting forth the resolution of the dispute, which notice WMI, JPMC and the FDIC Receiver hereby agree to so execute and deliver to the Escrow Agent in the event that such a final order is obtained from or issued by the Bankruptcy Court.  The Escrow Agent shall be under no duty whatsoever to institute, defend or partake in such proceedings.  The Escrow Agent shall have the option, after 30 calendar days’ notice to the other parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves.  The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

(h) The Escrow Agent shall provide a monthly account statement to each party to this Agreement.

(i) The agreements set forth in this Section V shall survive the resignation or removal of the Escrow Agent, the termination of this Refund Escrow Agreement and the payment of all amounts hereunder.

VI. Resignation of Escrow Agent.

(a) The Escrow Agent shall have the right to resign upon 30 days written notice to WMI, JPMC and the FDIC Receiver.  In the event of such resignation, WMI, JPMC and the FDIC Receiver shall agree upon and appoint a successor escrow agent hereunder by delivering to the Escrow Agent a joint written notice of such appointment.  Upon receipt of such notice, the Escrow Agent shall deliver to the designated successor escrow agent all money and other property held hereunder and shall thereupon be released and discharged from any and all further responsibilities whatsoever under this Refund Escrow Agreement; provided, however, that the Escrow Agent shall not be deprived of its compensation earned prior to such time, but shall refund a ratable portion of any compensation paid in advance.

(b) If no successor escrow agent shall have been designated by the date specified in the Escrow Agent’s notice, all obligations of the Escrow Agent hereunder shall nevertheless cease and terminate.  Its sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a person designated by the other parties hereto or in accordance with the direction of a final order of the Bankruptcy Court; provided, however, that the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

VII. Notices.

All notices, communications and deliveries required or permitted by this Refund Escrow Agreement, including monthly account statements and transaction advices for the Refund Escrow Account, shall be deemed given or made (a) on the date delivered if delivered by telecopy and confirmed by receipt of electronic confirmation or other evidence of receipt, (b) upon actual receipt (as established by confirmation of receipt or otherwise) on the first Business Day after transmission electronically by e-mail, (c) on the date delivered, if delivered in person, (d) in each case, on the date delivered if it is mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (e) on the day after it is delivered, prepaid, by an overnight express delivery service that confirms to the sender delivery on such day, as follows:

(1)	if to WMI, at:

Washington Mutual, Inc.
925 Fourth Avenue, Suite 2500
Seattle, Washington 98101
Attention: General Counsel
Telecopy: (206) 432-8879
Email: chad.smith@wamuinc.net

with a copy given in like manner to (which shall not constitute notice):

Alvarez & Marsal LLP
100 Pine Street, Suite 900
San Francisco, California 94111
Attention:  William Kosturos
Telecopy:  (415) 837-1684
Email:  bkosturos@alvarezandmarsal.com

- and -

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:  Brian S. Rosen, Esq.
Telecopy:  (212) 310-8007
Email:  brian.rosen@weil.com

(2)           if to JPMC, at:

JPMorgan Chase Bank, N.A.
270 Park Avenue, 12th Floor
New York, New York 10017
Attention:  Donald McCree
Telecopy:  (212) 622-4827
Email:  donald.mccree@jpmorgan.com

- and -

JPMorgan Chase Bank, N.A.
270 Park Avenue, 38th Floor
New York, NY 10017
Attention:  Travis Epes, Esq.
Telecopy:  (212) 270-0058
Email:  epes_travis@jpmorgan.com

- and -

JPMorgan Chase Bank, N.A.
One Chase Manhattan Plaza, 26th Floor
New York, New York  10081
Attention:  Lawrence N. Chanen, Esq.
Telecopy:  (212) 552-4272
Email:  lawrence.n.chanen@chase.com

with a copy given in like manner to (which shall not constitute notice):

Sullivan & Cromwell LLP
1888 Century Park East
Los Angeles, California 90067
Attention:  Hydee Feldstein, Esq.
Attention:  Robert A. Sacks, Esq.
Telecopy:  (310) 712-8800
Email:  feldsteinh@sullcrom.com
Email:  sacksr@sullcrom.com

- and -

Sullivan & Cromwell LLP
125 Broad Street
New York, New York  10004
Attention:  Stacey Friedman, Esq.
Telecopy:  (212) 291-9059
Email:  friedmans@sullcrom.com

(3)	if to the FDIC Receiver, at:

Federal Deposit Insurance Corporation
3501 Fairfax Drive
Arlington, Virginia 22226
Attention:  B. Amon James, Esq.
Attention:  Kathryn Norcross, Esq.
Telecopy:  (703) 562-2475
Email:  bajames@fdic.gov
Email:  knorcross@fdic.gov

with a copy given in like manner to (which shall not constitute notice):

DLA Piper LLP
1251 Avenue of the Americas
New York, New York  10020
Attention:  Thomas R. Califano, Esq.
Telecopy:  (212) 884-8690
Email:  thomas.califano@dlapiper.com

(4)           if to the Escrow Agent, at:

[_________________]
[___________]
Attention:  [____________]
Telecopy:  [____________]

Facsimile: [____________]
Email:  [____________]

with a copy given in a like manner to (which shall not constitute notice):

[_________________]
[___________]
Attention:  [____________]
Telecopy:  [____________]
Facsimile: [____________]
Email:  [____________]

VIII. Amendment.

This Refund Escrow Agreement may not be amended, modified, supplemented or otherwise altered except by an instrument in writing signed by the parties hereto.

IX. Termination.

The Refund Escrow Account shall be deemed dissolved and this Refund Escrow Agreement shall terminate upon the written agreement of the parties hereto, upon disbursement of all of the Escrow Funds, or upon transfer of all of the Escrow Funds then in the possession of the Escrow Agent to the Bankruptcy Court or such other party as the parties hereto may jointly agree upon in writing in accordance with the terms of this Refund Escrow Agreement.

X. Governing Law; Jurisdiction.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.  WMI, JPMC, THE FDIC RECEIVER AND THE ESCROW AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ANY LEGAL ACTION, SUIT OR PROCEEDING BETWEEN ANY OR ALL OF THE FOREGOING WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS REFUND ESCROW AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT OR PROCEEDING, SHALL BE BROUGHT IN THE BANKRUPTCY COURT FOR THAT PURPOSE ONLY, AND, BY EXECUTION AND DELIVERY OF THIS REFUND ESCROW AGREEMENT, EACH HEREBY IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE JURISDICTION OF SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE

COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

XI. Counterparts.

This Refund Escrow Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

XII. Entire Agreement.

This Refund Escrow Agreement (as amended, supplemented or otherwise modified from time to time) sets forth in full the terms of agreement between the parties and is intended as the full, complete and exclusive contract governing the relationship between the parties with respect to the transactions contemplated herein, superseding all other discussion, promises, representations, warranties, agreements and understandings, whether written or oral, between the parties with respect thereto.

XIII. Waiver.

No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party.  No delay or failure of any party to require the performance of any term or obligation of this Refund Escrow Agreement or to exercise any right, power or remedy hereunder shall prevent any subsequent enforcement of such term or obligation or operate as a waiver thereof; nor shall any single waiver by any party of any breach of this Refund Escrow Agreement be deemed a waiver of any subsequent breach.

XIV. Severability.

Wherever possible, each provision of this Refund Escrow Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Refund Escrow Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Refund Escrow Agreement.  In the event any provision of this Refund Escrow Agreement is prohibited or invalid, the Escrow Agent shall not release the Escrow Funds unless and until receipt of joint written instructions on behalf of WMI, JPMC and the FDIC Receiver, or as required by a final and nonappealable order of the Bankruptcy Court.

XV. No Strict Construction.

This Refund Escrow Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto or thereto.  Neither the provisions of this Refund Escrow Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or such party’s counsel drafted this Refund Escrow Agreement or such other agreements and documents, or based on any other rule of strict construction.

XVI. Force Majeure.

The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, but not limited to, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

XVII. Exclusive Benefit; Assignment.

Except as specifically set forth in this Refund Escrow Agreement, this Refund Escrow Agreement is for the exclusive benefit of the parties hereto and their respective permitted successors hereunder, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.  No party may assign any of its rights or obligations under this Refund Escrow Agreement without the prior written consent of the other parties; provided, that the Escrow Agent may resign upon the terms described herein; and provided, further, that WMI may assign its rights and obligations hereunder to a liquidating trust pursuant to the Plan.

XVIII.	JPMC Escrow Account, the FDIC Escrow Account and the Washington Mutual Escrow Account.

WMI, JPMC and the FDIC Receiver agree that the form of escrow agreement that is to be used for each of the JPMC Escrow Account, the FDIC Escrow Account and the Washington Mutual Escrow Account shall be substantially similar to this Refund Escrow Agreement, subject to such revisions as may be mutually agreed between WMI, JPMC and the FDIC Receiver prior to the execution of the escrow agreements for each of the JPMC Escrow Account, the FDIC Escrow Account and the Washington Mutual Escrow Account (including, without limitation, authorizing the payment of the fees and expenses out of such escrow accounts or the Refund Escrow Account in the same manner, and to the same extent, as if such fees and expenses were Pre-2009 Group Taxes determined to be payable under Section 2.4(g) of the Settlement Agreement).

XIX. Use of Name.

No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions [“_______”] by name or the rights, powers, or duties of the Escrow Agent under this Refund Escrow Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of the Escrow Agent.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Refund Escrow Agreement to be duly executed and delivered as of the date first above written.

WASHINGTON MUTUAL, INC., as Debtor in Possession

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

FEDERAL DEPOSIT INSURANCE CORPORATION, as Receiver for Washington Mutual Bank

By:
	Name:	Robert Schoppe
	Title:	Receiver in Charge

ESCROW AGENT [________________]

By:
	Name:	Robert Schoppe
	Title:	Receiver in Charge

SCHEDULE A:

ESCROW AGENT FEE SCHEDULE

Prepared for Refund Escrow Account

[To be completed]

EXHIBIT “G”

PLAN CONTRIBUTION ASSETS

G

Plan Contribution Assets

The Plan Contribution Assets are each defined in the Agreement, and include the following:

To JPMC Entities:

80% of all Net Tax Refunds, except for the Homeownership Carryback Refund Amount of which the JPMC Entities shall receive zero

Anchor Litigation

Benefit Plans

BKK-Related Policies

Bonds

Checks made out to or funds received by WMI for the benefit of the WMI Medical Plan, theJPMorgan Chase Flexible Benefits Plan for Heritage WaMu Active Employees, and/or the JPMorgan Chase Flexible Benefits Plan for Heritage WaMu Retirees

JPMC Policies

JPMC Rabbi Trusts

Lakeview Plan

WMI Medical Plan

Transferred Intellectual Property

Trust Preferred Securities

Unidentified Intellectual Property

Visa Shares

WaMu Pension Plan

WMB Intellectual Property

WMIIC’s right, title and interest in and to JPMC Wind Investment Portfolio LLC

G-1

To WMI Entities:

69.643% of the Homeownership Carryback Refund Amount and 20% of all other Net Tax Refunds

American Savings Litigation

JPMC Allowed Unsecured Claim

JPMC’s right, title and interest in and to H.S. Loan Corporation

Revolving Notes

Remaining Claims

Registry Funds

WMI Accounts and the Disputed Accounts

WMI Intellectual Property

WMI Policies

WMI Rabbi Trust

$25,000,000.00 for Visa Shares

$50,000,000.00 with respect to Vendor Claims

To FDIC Receiver:

Bank Loss claims

30.357% of the Homeownership Carryback Refund Amount

G-2

EXHIBIT “H”

STIPULATION OF DISMISSAL OF WMI ACTION

H

UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF COLUMBIA

WASHINGTON MUTUAL, INC.

and

WMI INVESTMENT CORP.,

Plaintiffs and Counterclaim
Defendants,

Plaintiffs and Counterclaim
Defendants
v.

FEDERAL DEPOSIT INSURANCE
CORPORATION, in its corporate capacity,

Defendant,

and

FEDERAL DEPOSIT INSURANCE
CORPORATION, in its capacity as receiver of
Washington Mutual Bank,

Defendant and Counterclaim
Plaintiff,

and

JPMORGAN CHASE BANK, N.A.,

Intervenor-Defendant.

Case No. 1:09-cv-00533 RMC

STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

Pursuant to that certain Second Amended and Restated Settlement Agreement, dated as of February 7, 2011, and the Order, Pursuant to Section 105 of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure 2002, 6004, and 9019, Confirming Modified Sixth Amended Joint Plan of Affiliated Debtors Pursuant to

Chapter 11 of the United Stated Bankruptcy Code, dated April ___, 2011, plaintiffs and counterclaim defendants Washington Mutual, Inc. and WMI Investment Corp. (collectively, the “Plaintiffs”), defendant and counterclaim plaintiff Federal Deposit Insurance Corporation, in its capacity as receiver for Washington Mutual Bank (the “FDIC-Receiver”), defendant Federal Deposit Insurance Corporation in its corporate capacity (“FDIC-Corporate”), and intervenor defendant and counterclaim defendant JPMorgan Chase Bank, N.A. (“JPMC”) hereby stipulate and agree that all claims, causes of action, and objections of any sort asserted in the above-captioned litigation shall be and hereby are dismissed with prejudice to refiling the same or any part thereof.  Each of the Plaintiffs, the FDIC-Receiver, FDIC-Corporate, JPMC and any of the other intervening parties shall be responsible for its own costs of court and attorneys’ fees.
Dated:           New York, New York

April ___, 2011

WEIL, GOTSHAL & MANGES LLP
Attorneys for Plaintiffs
1300 Eye Street
Suite 900
Washington, D.C. 20005
Telephone:  (202) 682-7000
Facsimile:  (202) 857-0940

-and-

767 Fifth Avenue
New York, New York 10153
Telephone:  (212) 310-8000
Facsimile:  (212) 310-8007

By:
Adam P. Strochak

DLA PIPER LLP (US)
Attorneys for FDIC
1251 Avenue of the Americas
New York, New York 10020
Telephone:  (212) 335-4500
Facsimile:  (212) 335-4501

By:
John J. Clarke, Jr.

SULLIVAN & CROMWELL LLP
Attorneys for JPMorgan Chase Bank, N.A.
125 Broad Street
New York, New York 10004
Telephone:  (212) 558-4000
Facsimile:  (212) 558-3588
-and-
1888 Century Park East
Los Angeles, California 90067
Telephone:  (310) 712-6600
Facsimile:  (310) 712-8800

-and-

LANDIS RATH & COBB LLP
919 Market Street, Suite 1800
Wilmington, DE  19899
Telephone:  (302) 467-4400
Facsimile:  (302) 467-4450

By:
Robert A. Sacks

SO ORDERED this ____ day
of April, 2011

__________________________________________
HONORABLE ROSEMARY M. COLLYER
UNITED STATES DISTRICT JUDGE

EXHIBIT “I”

STIPULATION OF DISMISSAL OF JPMC ACTION

I

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE
--------------------------------------------------------------------	x
In re WASHINGTON MUTUAL, INC., et. al.,1 Debtors.	: : : : :	Chapter 11 Case No. 08-12229 (MFW) Jointly Administered
--------------------------------------------------------------------	x

JP MORGAN CHASE BANK, N.A.

Plaintiff

- against -

WASHINGTON MUTUAL, INC. AND WMI
INVESTMENT CORP.,

Defendants for all claims,

- and -

FEDERAL DEPOSIT INSURANCE COMPANY

Additional Defendant for
Interpleader claim.

	: : : : : : : : : : : : : : : : : : :	Adversary Proceeding No. 09-50551
--------------------------------------------------------------------	x

STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

Pursuant to that certain Second Amended and Restated Settlement Agreement, dated as of February 7, 2011, and the Order, Pursuant to Section 105 of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure 2002, 6004 and 9019, Confirming Modified Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated April ___, 2011, plaintiff JPMorgan Chase Bank, N.A. (the “Plaintiff”), defendants Washington Mutual, Inc. and WMI Investment
_________________________
1           The Debtors in these Chapter 11 cases and the last four digits of each Debtors’ federal tax identification numbers are:  (i) Washington Mutual, Inc. (3725) and (ii) WMI Investment Corp. (5395).

Corp. (collectively, the “Defendants”), and counterclaim defendant Federal Deposit Insurance Corporation, in its capacity as receiver for Washington Mutual Bank (“FDIC-Receiver”), hereby stipulate and agree that all claims, causes of action, and objections of any sort asserted in the above-captioned adversary proceeding shall be and hereby are dismissed with prejudice to refiling the same or any part thereof.  Each of the Plaintiff, the Defendants and the FDIC-Receiver shall be responsible for its own costs of court and attorneys’ fees.

Dated:   New York, New York
             April ___, 2011

SULLIVAN & CROMWELL LLP
Attorneys for JPMorgan Chase Bank, N.A.
125 Broad Street
New York, New York 10004
Telephone:  (212) 558-4000
Facsimile:  (212) 558-3588

-and-

1888 Century Park East
Los Angeles, California 90067
Telephone:  (310) 712-6600
Facsimile:  (310) 712-8800

-and-

LANDIS RATH & COBB LLP
919 Market Street, Suite 1800
Wilmington, DE 19899
Telephone:  (302) 467-4400
Facsimile:  (302) 467-4450

By:
Robert A. Sacks

QUINN EMANUEL URQUHART
     OLIVER & HEDGES, LLP
Attorneys for Defendants
51 Madison Avenue
New York, New York 10010
Telephone:  (212) 849-7000
Facsimile:  (212) 849-7100

-and-

ELLIOTT GREENLEAF
1105 North Market Street
Wilmington, Delaware 19801
Telephone:  (302) 384-9400
Facsimile:  (302) 384-9399

By:

YOUNG CONAWAY STARGATT
    & TAYLOR, LLP
Attorneys for the FDIC-Receiver
The Brandywine Building
1000 West Street, 17th Floor
Wilmington, Delaware  19801
Telephone:  (302) 571-6600
Facsimile:  (302) 571-1253

-and-

DLA PIPER LLP (US)
1251 Avenue of the Americas
New York, New York  10020
Telephone:  (212) 335-4500
Facsimile:  (212) 335-4501

By:

SO ORDERED this ____ day of
April, 2011

_________________________________________
HONORABLE MARY F. WALRATH
UNITED STATES BANKRUPTCY JUDGE

EXHIBIT “J”

STIPULATION OF DISMISSAL OF TURNOVER ACTION

J

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE
--------------------------------------------------------------------	x
In re WASHINGTON MUTUAL, INC., et. al.,1 Debtors.	: : : : :	Chapter 11 Case No. 08-12229 (MFW) Jointly Administered
--------------------------------------------------------------------	x
WASHINGTON MUTUAL, INC. AND
WMI INVESTMENT CORP.,

Plaintiffs,

and

THE OFFICIAL COMMITTEE OF UNSECURED
CREDITORS OF WASHINGTON MUTUAL, INC.
AND WMI INVESTMENT CORP.,

Intervenor-Plaintiff,

v.

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION,

Defendant,

and

FEDERAL DEPOSIT INSURANCE
CORPORATION,

Intervenor-Defendant,

and

BANK BONDHOLDERS,

Intervenor-Defendant.
	: : : : : : : : : : : : : : : : : : :	Adv. Proc. No. 09-50934
--------------------------------------------------------------------	x

___________________________
 1           The Debtors in these Chapter 11 cases and the last four digits of each Debtors’ federal tax identification numbers are:  (i) Washington Mutual, Inc. (3725) and (ii) WMI Investment Corp. (5395).

STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

Pursuant to that certain Second Amended and Restated Settlement Agreement, dated as of February 7, 2011, and the Order, Pursuant to Section 105 of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure 2002, 6004 and 9019, Confirming Modified Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated April ___, 2011, plaintiffs Washington Mutual, Inc. WMI Investment Corp. (collectively, the “Plaintiffs”), the Official Committee of Unsecured Creditors (the “Committee”), as intervenor-plaintiff, defendant JPMorgan Chase Bank, N.A. ( the “Defendant”), and cross-claim defendant Federal Deposit Insurance Corporation, as receiver for Washington Mutual Bank (the “FDIC-Receiver”), hereby stipulate and agree that all claims, causes of action, and objections of any sort asserted in the above captioned adversary proceeding shall be and hereby are dismissed with prejudice to refiling the same or any part thereof.  Each of the Plaintiffs, the Committee, the Defendant and the FDIC-Receiver shall be responsible for its own costs of court and attorneys’ fees.
Dated:       New York, New York
                 April ___, 2011

SULLIVAN & CROMWELL LLP
Attorneys for JPMorgan Chase Bank, N.A.
125 Broad Street
New York, New York 10004
Telephone:  (212) 558-4000
Facsimile:  (212) 558-3588
-and-
1888 Century Park East
Los Angeles, California 90067
Telephone (310) 712-6600
Facsimile:  (310) 712-8800
-and-

LANDIS RATH & COBB LLP
919 Market Street, Suite 1800
Wilmington, DE  19899
Telephone:  (302) 467-4400
Facsimile:  (302) 467-4450

By:
Robert A. Sacks

QUINN EMANUEL URQUHART
      OLIVER & HEDGES, LLP
Attorneys for Defendants
51 Madison Avenue
New York, New York 10010
Telephone:  (212) 849-7000
Facsimile:  (212) 849-7100

-and-

ELLIOTT GREENLEAF
1105 North Market Street
Wilmington, Delaware 19801
Telephone:  (302) 384-9400
Facsimile:  (302) 384-9399

By:

YOUNG CONAWAY STARGATT
    & TAYLOR, LLP
Attorneys for the FDIC-Receiver
The Brandywine Building
1000 West Street, 17th Floor
Wilmington, Delaware  19801
Telephone:  (302) 571-6600
Facsimile:  (302) 571-1253

-and-

DLA PIPER LLP (US)
1251 Avenue of the Americas
New York, New York  10020
Telephone:  (212) 335-4500
Facsimile:  (212) 335-4501

By:

EXHIBIT “K”

STIPULATION OF DISMISSAL OF TEXAS LITIGATION

K

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF COLUMBIA

AMERICAN NATIONAL INSURANCE COMPANY, et al., Plaintiffs, v. JPMORGAN CHASE & CO., et al., Defendants.	Civil Action No. 09-1743 (RMC)

STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

Pursuant to that certain Second Amended and Restated Settlement Agreement, dated as of February 4, 2011, and the Order, Pursuant to Section 105 of the Bankruptcy Code and Federal Rules of Bankruptcy Procedure 2002, 6004, and 9019, Confirming Modified Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated April ___, 2011, Washington Mutual, Inc. and WMI Investment Corp. (collectively, “WMI”), defendants JPMorgan Chase & Co. and JPMorgan Chase Bank, N.A. (collectively, “JPMC”), and intervenor-defendant Federal Deposit Insurance Corporation, in its capacity as receiver for Washington Mutual bank (the “FDIC-Receiver”), hereby stipulate and agree that all claims, causes of action, and objections of any sort asserted in the above-captioned litigation which are derivative in nature of WMI and Washington Mutual Bank shall be and hereby are dismissed with prejudice to refiling the same or any part thereof.  Each of WMI, JPMC, and the FDIC-Receiver, and any of the other intervening parties shall be responsible for its own costs of court and attorneys’ fees.

Dated:           New York, New York
                     April ___, 2011

WEIL, GOTSHAL & MANGES LLP
Attorneys for WMI
1300 Eye Street
Suite 900
Washington, D.C. 20005
Telephone:  (202) 682-7000
Facsimile:  (202) 857-0940

-and-

767 Fifth Avenue
New York, New York 10153
Telephone:  (212) 310-8000
Facsimile:  (212) 310-8007

By:
Adam P. Strochak

SULLIVAN & CROMWELL LLP
Attorneys for JPMorgan Chase & Co.
and JP Morgan Chase Bank, N.A.
125 Broad Street
New York, New York 10004
Telephone:  (212) 558-4000
Facsimile:  (212) 558-3588
-and-
1701 Pennsylvania Avenue, N.W.
Washington, D.C. 20006
Telephone:  (202) 956-7500
Facsimile: (202) 293-6330

By:
Robert A. Sacks

DLA PIPER LLP (US)
Attorneys for FDIC
1251 Avenue of the Americas
New York, New York 10020
Telephone:  (212) 335-4500
Facsimile:  (212) 335-4501

By:
John J. Clarke, Jr.

SO ORDERED this ____ day
of April, 2011

________________________________________
HONORABLE ROSEMARY M. COLLYER
UNITED STATES DISTRICT JUDGE

EXHIBIT “L”

WMI MEDICAL PLAN OBLIGATIONS

L

OPEB Claims

POC #		Filed Claim Amount	KCC Preliminary Liquidated Amount	Estimated Value	Claimant Last Name	Claimant First Name	Type	Debtor	Nature
705	U	Unliquidated	-	Unknown	PATTERSON	B JOYCE	Deferred Compensation Claim	Washington Mutual, Inc.	General Unsecured
708	U	Unliquidated	-	Unknown	ERAMIAN	NUBAR	Deferred Compensation Claim	Washington Mutual, Inc.	General Unsecured
841	U	Unliquidated	-	Unknown	DREIZLER	ELVIRA A	Benefit Claim	Washington Mutual, Inc.	Priority
890	U	Unliquidated	-	Unknown	STEPHAN	R	Benefit Claim	Washington Mutual, Inc.	General Unsecured
891	U	Unliquidated	-	Unknown	DREIZLER	ROBERT B	Benefit Claim	Washington Mutual, Inc.	Priority
941	U	Unliquidated	-	Unknown	GUTOWITZ	HELENE	Benefit Claim	Washington Mutual, Inc.	Priority
977	U	Unliquidated	-	Unknown	PHEGLEY	WILLIAM O	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1046	U	Unliquidated	-	Unknown	MILO	ARMANDO	Benefit Claim	Washington Mutual, Inc.	Priority
1059	U	Unliquidated	-	Unknown	TEAGARDEN	MARILYN F	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1110	U	Unliquidated	-	Unknown	BROWN	JANE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1138	U	Unliquidated	-	Unknown	ASPEL	DORIS	Deferred Compensation Claim	Washington Mutual, Inc.	General Unsecured
1258	U	Unliquidated	-	Unknown	HAMILTON	CONNIE L	Deferred Compensation Claim	Washington Mutual, Inc.	Priority
1287	U	Unliquidated	-	Unknown	STEWART	RICHARD	Benefit Claim	Washington Mutual, Inc.	Secured
1321	U	Unliquidated	-	Unknown	CANNON	AMELIA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1349	U	Unliquidated	-	Unknown	HOWELL	ROBERT H	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1396	U	Unliquidated	-	Unknown	YOUNTS	G	Benefit Claim	Washington Mutual, Inc.	Priority
1436	U	Unliquidated	-	Unknown	MORSCH	GLORIA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1482	U	Unliquidated	32,000.00	Unknown	Whornham	Elinor Jeanne	Benefit Claim	Washington Mutual, Inc.	Priority
1538	U	Unliquidated	-	Unknown	LAZARUS	ESTHER	Benefit Claim	Washington Mutual, Inc.	Priority
1669	U	Unliquidated	7,000.00	Unknown	HEATH	GWENDOLYN A	Benefit Claim	Washington Mutual, Inc.	Priority
1673	U	Unliquidated	7,000.00	Unknown	PIKE	ANN L	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1747	U	Unliquidated	-	Unknown	POLON	RAQUEL	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1749	U	Unliquidated	-	Unknown	AKARD	ROBERT B	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1750	U	Unliquidated	-	Unknown	AKARD	WALTRAUD	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1784	U	Unliquidated	-	Unknown	FOX	ELEANOR	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1785	U	Unliquidated	-	Unknown	RICKS	JEROME M	Benefit Claim	Washington Mutual, Inc.	Secured
1794	U	Unliquidated	7,000.00	Unknown	BABAYAN	MARIE B	Benefit Claim	Washington Mutual, Inc.	Priority
1803	U	Unliquidated	-	Unknown	VAN ARSDALE	SUSETTE C	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1813	U	Unliquidated	145.14	Unknown	Jorgensen	Niels	Benefit Claim	Washington Mutual, Inc.	Priority
1816	U	Unliquidated	-	Unknown	VAN ARSDALE	MATTHEW E	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1853	U	Unliquidated	-	Unknown	RABUN	ELLISON	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1883	U	Unliquidated	-	Unknown	MCKAY	GORDON	Benefit Claim	Washington Mutual, Inc.	Priority
1888	U	Unliquidated	-	Unknown	CUGAT	J VALDES	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2042	U	Unliquidated	-	Unknown	MULRANE	THERESA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2086	U	Unliquidated	-	Unknown	GORE	CHAROLETTE J	Benefit Claim	Washington Mutual, Inc.	Priority

OPEB Claims

POC #	Filed Claim Amount	KCC Preliminary Liquidated Amount	Estimated Value	Claimant Last Name	Claimant First Name	Type	Debtor	Nature
2147	U	Unliquidated	7,000.00	Unknown	HEITMAN	SHARON L	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2251	U	Unliquidated	20,750.00	Unknown	Stakelon	Caroline	Benefit Claim	Washington Mutual, Inc.	Priority
2273	U	Unliquidated	-	Unknown	KACZMARSKI	KRYSTYNA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2356	U	Unliquidated	7,000.00	Unknown	NYARI	EVA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2491	U	Unliquidated	7,000.00	Unknown	ASTI	THERESE A	Benefit Claim	Washington Mutual, Inc.	Priority
2557	U	Unliquidated	-	Unknown	KIRK	MARILYN E	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2575	U	Unliquidated	-	Unknown	CARSTENS	ELEANOR A	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2596	U	Unliquidated	-	Unknown	DILIBERTO	SHIFFIE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2732	U	Unliquidated	-	Unknown	PASTOR	CATHERINE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2734	U	Unliquidated	-	Unknown	PASTOR	EDWARD	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2849	U	Unliquidated	-	Unknown	HAVRANEK	JERRY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2869	U	Unliquidated	-	Unknown	Swihart	Margaret E	Benefit Claim	Washington Mutual, Inc.	Priority
2924	U	Unliquidated	-	Unknown	NIGRO	MARY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2954	U	Unliquidated	-	Unknown	HAVRANEK	EDYTHE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3101	U	Unliquidated	-	Unknown	STEVENS	PATRICIA J	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3102	U	Unliquidated	-	Unknown	STEVENS	M J	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3111	U	Unliquidated	-	Unknown	ELEFTHERIADIS	STELLA	Benefit Claim	Washington Mutual, Inc.	Priority
3181	U	Unliquidated	-	Unknown	HARTZELL	CHARLES J	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3182	U	Unliquidated	-	Unknown	HARTZELL	HELEN C	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3195	U	Unliquidated	-	Unknown	CAPALDO	MARILYN	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2362		483,319.00	-	Unknown	Smith	Edward Jr	Benefit Claim	Washington Mutual, Inc.	General Unsecured
712		7,000.00	-	Unknown	CHRISTENSEN	ANITA E	Benefit Claim	Washington Mutual, Inc.	General Unsecured
715		7,000.00	-	Unknown	REBISKIE	FRANKIE D	Benefit Claim	Washington Mutual, Inc.	Priority
772		7,000.00	-	Unknown	BULKLEY	RETA M	Benefit Claim	Washington Mutual, Inc.	General Unsecured
774		7,000.00	-	Unknown	ZANI	ANNE M	Benefit Claim	Washington Mutual, Inc.	Priority
870		7,000.00	-	Unknown	THORPE	RICHARD G	Benefit Claim	Washington Mutual, Inc.	General Unsecured
967		39,000.00	-	Unknown	COOPER	DAVID	Benefit Claim	Washington Mutual, Inc.	Priority
1047		7,000.00	-	Unknown	DEEMING	ANNA B	Benefit Claim	Washington Mutual, Inc.	Secured
1075		490.25	-	Unknown	ZABAWA	ROBERT	Benefit Claim	Washington Mutual, Inc.	Priority
1099		7,000.00	-	Unknown	SIMPSON	DORIS	Benefit Claim	Washington Mutual, Inc.	Secured
1124		7,000.00	-	Unknown	FUHRER	JANE	Benefit Claim	Washington Mutual, Inc.	Priority
1124		7,000.00	-	Unknown	FUHRER	JANE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1146		20,000.00	-	Unknown	SMITH	IDA	Benefit Claim	Washington Mutual, Inc.	Priority
1254		7,000.00	-	Unknown	THOMPSON	HAROLD E	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1255		7,000.00	-	Unknown	MILLER	CALLIE H	Benefit Claim	Washington Mutual, Inc.	Priority

OPEB Claims

POC #	Filed Claim Amount	KCC Preliminary Liquidated Amount	Estimated Value	Claimant Last Name	Claimant First Name	Type	Debtor	Nature
1265	17,000.00	-	Unknown	ENNOR	GLORIA	Benefit Claim	Washington Mutual, Inc.	Priority
1267	7,000.00	-	Unknown	CARR	CAROL B	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1370	19,225.00	-	Unknown	CATTANI	NORMA	Benefit Claim	Washington Mutual, Inc.	Priority
1419	7,000.00	-	Unknown	REED	DONALD E	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1509	104,625.00	-	Unknown	LEEDOM	E	Benefit Claim	Washington Mutual, Inc.	Priority
1640	7,000.00	-	Unknown	NICHOLSON	VIOLET	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1676	17,600.00	-	Unknown	ROSI	DONALD	Benefit Claim	Washington Mutual, Inc.	Priority
1823	7,000.00	-	Unknown	FETTERS	LILLIAN M	Benefit Claim	Washington Mutual, Inc.	Priority
1825	17,500.00	-	Unknown	SOLITO	MILDRED G	Benefit Claim	Washington Mutual, Inc.	Priority
1852	7,500.00	-	Unknown	PARESE	JAMES J	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1864	7,000.00	-	Unknown	VEITMANIS	JOHN J	Benefit Claim	Washington Mutual, Inc.	Priority
1869	14,391.00	-	Unknown	BEARSE	ARLYNE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1880	7,000.00	-	Unknown	ROBINSON	BEVERLEY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1925	7,000.00	-	Unknown	FINCH	RONALD	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1926	7,000.00	-	Unknown	FINCH	ARLINE	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1929	10,868.00	-	Unknown	JONES	DOROTHY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
1955	956,387.00	-	Unknown	Wardlow	Donna J	Benefit Claim	Washington Mutual, Inc.	Priority
2061	14,391.00	-	Unknown	BEARSE	MELVIN	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2089	7,000.00	-	Unknown	HIATT	MARY S	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2156	8,700.00	-	Unknown	SCHROCK	BYRON	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2158	21,200.00	-	Unknown	MCCARTHY	BARBARA	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2192	20,000.00	-	Unknown	Nielsen	Doris D	Benefit Claim	Washington Mutual, Inc.	Priority
2226	100,000.00	-	Unknown	ARATA	HOWARD P	Benefit Claim	Washington Mutual, Inc.	Priority
2269	18,000.00	-	Unknown	KILCHESKI	VIRGINIA	Benefit Claim	WMI Investment Corp.	General Unsecured
2699	30,000.00	-	Unknown	FERRUFINO	OSCAR	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2777	23,000.00	-	Unknown	SHUKNECHT	MARY	Benefit Claim	Washington Mutual, Inc.	General Unsecured
2879	153.10	-	Unknown	RUFFNER	KENNETH	Severance Claim	Washington Mutual, Inc.	General Unsecured
2895	17,864.00	-	Unknown	MOODY	ANN P	Benefit Claim	Washington Mutual, Inc.	Secured
2963	628,144.00	-	Unknown	Schoch	Elaine	Benefit Claim	Washington Mutual, Inc.	Priority
2967	4,000.00	-	Unknown	SCHAEFFER ILEY	ELIZABETH M	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3095	7,000.00	-	Unknown	LAYCHOCK	ANDREW	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3145	7,000.00	-	Unknown	JESZECK	CHARLES J	Benefit Claim	Washington Mutual, Inc.	Priority
3204	88,978.74	-	Unknown	SOLDWISCH	JAMES	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3205	59,700.84	-	Unknown	CLEMEN	CARL	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3207	5,623.74	-	Unknown	SOLDWISCH	BETTY	Benefit Claim	Washington Mutual, Inc.	General Unsecured

OPEB Claims

POC #	Filed Claim Amount	KCC Preliminary Liquidated Amount	Estimated Value	Claimant Last Name	Claimant First Name	Type	Debtor	Nature
3237	7,000.00	-	Unknown	HENTZ	MARION J	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3285	20,000.00	-	Unknown	SQUIRES	LILLIAN	Benefit Claim	Washington Mutual, Inc.	Priority
3317	5,623.74	-	Unknown	CLEMEN	BETTY D	Benefit Claim	Washington Mutual, Inc.	General Unsecured
3707	7,000.00	-	Unknown	CHIMENTI	PAT W	Benefit Claim	Washington Mutual, Inc.	General Unsecured

EXHIBIT “M”

WMB/JPMC RABBI TRUSTS

M

Rabbi Trust	Trustee Bank
Pacific First Federal Savings Bank Umbrella Trust for Key Employees and Pacific First Federal Savings Bank Umbrella Trust for Directors	Wells Fargo

Great Western Financial Corporation Umbrella Trust for Senior Officers and Great Western Financial Corporation Umbrella Trust for Directors*	Wells Fargo

American Savings Bank, F.A. Grantor Trust	Bank of New York Mellon

The Dime Benefit Protection Trust, Umbrella Trust with respect to the Covered Arrangements for Outside Directors of The Dime Savings Bank of New York, FSB and Related Entities, Umbrella Trust with respect to the Covered Arrangements of The Dime Savings Bank of New York, FSB and Related Entities, and Umbrella Trust with respect to the Designated Arrangements of The Dime Savings Bank of New York, FSB and Related Entities*
Union Bank

Providian Financial Corporation Deferred Compensation and Benefits Trust*	Bank of America

Trust Under Deferred Compensation Plan and 1993 Supplemental Employment Retirement Plan and Trust Under Deferred Compensation Plan and 1995 Supplemental Employment Retirement Plan (“Coast Federal Trusts”)
Northern Trust

*Rabbi Trusts contain the following BOLI/COLI Policies:

Carrier	Policy List Bills/# of Policies
Pacific Life (Great Western)	7490A, 7386A, 7570A, z04001-04601,
Pacific Life (Providian)	7810A
Met Life (DIME)	1 Policy
AIG (DIME)	5 Policies
Mass Mutual (DIME)	125 Policies
Principal Mutual (DIME)	1 Policy

M-1

Prudential (DIME)	48 Policies

M-2

EXHIBIT “N”

WMB/JPMC BOLI/COLI Assets

N

Carrier
Kemper Investors Life	K19036-S01W, K19035-SO1W
Met Life	191511-G, 191514-G
Hartford	VG153
Sun Life	G171, G172, G180, G187, G188
Minnesota Life	55010

Pacific Life	Z04701, 7776
1A22E76B, 7777
ING Security Life (ELIP)	E208090000, E208090001

N-1

EXHIBIT “O”

CCBI SPLIT DOLLAR Policies

O

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Beneficial Life	8/1/05	BL2048828	Midland	3/1/02	650704
Beneficial Life	8/1/05	BL2161150	Midland	3/1/02	650756
Beneficial Life	8/1/05	BL2161151	Midland	3/1/02	650758
Beneficial Life	8/1/05	BL2161152	Midland	3/1/02	650762
Beneficial Life	8/1/05	BL2161153	Midland	3/1/02	650763
Beneficial Life	8/1/05	BL2161154	Midland	3/1/02	650765
Beneficial Life	8/1/05	BL2161155	Midland	3/1/02	650767
Beneficial Life	8/1/05	BL2161156	Midland	3/1/02	650836
Beneficial Life	8/1/05	BL2161157	Midland	3/1/02	650838
Beneficial Life	8/1/05	BL2161159	Midland	3/1/02	650840
Beneficial Life	8/1/05	BL2161160	Midland	3/1/02	650841
Beneficial Life	8/1/05	BL2161161	Midland	3/1/02	650842
Beneficial Life	8/1/05	BL2161162	Midland	3/1/02	650843
Beneficial Life	8/1/05	BL2161163	Midland	3/1/02	650844
Beneficial Life	8/1/05	BL2161165	Midland	3/1/02	650845
Beneficial Life	8/1/05	BL2161166	Midland	3/1/02	680750
Beneficial Life	8/1/05	BL2161167	Midland	10/28/02	666591
Beneficial Life	8/1/05	BL2161168	Midland	10/28/02	666593
Beneficial Life	8/1/05	BL2161169	Midland	10/28/02	666594
Beneficial Life	8/1/05	BL2161170	Midland	10/28/02	666596
Beneficial Life	8/1/05	BL2161171	Midland	10/28/02	666597
Beneficial Life	8/1/05	BL2161172	Midland	6/4/03	680739
Beneficial Life	8/1/05	BL2161173	Midland	6/4/03	680740
Beneficial Life	8/1/05	BL2161174	Midland	6/4/03	680742
Beneficial Life	8/1/05	BL2161175	Midland	6/4/03	680743
Beneficial Life	8/1/05	BL2161176	Midland	6/4/03	680744
Beneficial Life	8/1/05	BL2161178	Midland	6/4/03	680745
Beneficial Life	8/1/05	BL2161179	Midland	6/4/03	680746
Beneficial Life	8/1/05	BL2161180	Midland	6/4/03	680747
Beneficial Life	8/1/05	BL2161181	Midland	6/4/03	680748
Beneficial Life	8/1/05	BL2161182	Midland	6/4/03	680749
Beneficial Life	8/1/05	BL2161183	Midland	6/4/03	680751
Beneficial Life	8/1/05	BL2161185	Midland	6/4/03	680752
Beneficial Life	8/1/05	BL2161186	Midland	5/28/04	687686
Beneficial Life	8/1/05	BL2161187	New York Life	3/1/02	56601745
Beneficial Life	8/1/05	BL2161189	New York Life	3/1/02	56601746
Beneficial Life	8/1/05	BL2161190	New York Life	3/1/02	56601747
Beneficial Life	8/1/05	BL2161191	New York Life	3/1/02	56601748
Beneficial Life	8/1/05	BL2161194	New York Life	3/1/02	56601749
Beneficial Life	8/1/05	BL2161195	New York Life	3/1/02	56601750
Beneficial Life	8/1/05	BL2161198	New York Life	3/1/02	56601751
Beneficial Life	8/1/05	BL2161199	New York Life	3/1/02	56601752
Beneficial Life	8/1/05	BL2161200	New York Life	3/1/02	56601753
Beneficial Life	8/1/05	BL2161201	New York Life	3/1/02	56601754
Beneficial Life	8/1/05	BL2161202	New York Life	3/1/02	56601755
Beneficial Life	8/1/05	Bl2161203	New York Life	3/1/02	56601756
Beneficial Life	8/1/05	BL2161204	New York Life	3/1/02	56601757
Beneficial Life	8/1/05	BL2161205	New York Life	3/1/02	56601758
Beneficial Life	8/1/05	BL2161206	New York Life	3/1/02	56601759
Beneficial Life	8/1/05	BL2161207	New York Life	3/1/02	56602718
Beneficial Life	8/1/05	BL2161208	New York Life	3/1/02	56602719
Beneficial Life	8/1/05	BL2161209	New York Life	3/1/02	56602720
Beneficial Life	8/1/05	BL2161210	New York Life	3/1/02	56602721
Beneficial Life	8/1/05	BL2161211	New York Life	10/28/02	56602717
Beneficial Life	8/1/05	BL2161212	New York Life	6/4/03	56606181
Beneficial Life	8/1/05	BL2161213	New York Life	6/4/03	56606182
Beneficial Life	8/1/05	BL2161214	New York Life	6/4/03	56606183
Beneficial Life	8/1/05	BL2161215	New York Life	6/4/03	56606184
Beneficial Life	8/1/05	BL2161216	New York Life	6/4/03	56606185
Beneficial Life	8/1/05	BL2161217	New York Life	6/4/03	56606186
Beneficial Life	8/1/05	BL2161218	New York Life	6/4/03	56606187
Beneficial Life	8/1/05	BL2161219	New York Life	6/4/03	56606188
Beneficial Life	8/1/05	BL2161220	New York Life	6/4/03	56606189
Beneficial Life	8/1/05	BL2161221	New York Life	6/4/03	56606190
Beneficial Life	8/1/05	BL2161222	New York Life	6/4/03	56606191
Beneficial Life	8/1/05	BL2161223	New York Life	6/4/03	56606192

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Beneficial Life	8/1/05	BL2161224	New York Life	6/4/03	56606193
Beneficial Life	8/1/05	BL2161225	New York Life	6/4/03	56606194
Beneficial Life	8/1/05	BL2161226	New York Life	6/4/03	56606195
Beneficial Life	8/1/05	BL2161227	New York Life	6/4/03	56606196
Beneficial Life	8/1/05	BL2161228	New York Life	6/4/03	56606197
Beneficial Life	8/1/05	BL2161229	New York Life	6/4/03	56606198
Beneficial Life	8/1/05	BL2161230	New York Life	6/4/03	56606199
Beneficial Life	8/1/05	BL2161231	New York Life	6/4/03	56606200
Beneficial Life	8/1/05	BL2161232	New York Life	6/4/03	56606201
Beneficial Life	8/1/05	BL2161233	New York Life	6/4/03	56606202
Beneficial Life	8/1/05	BL2161910	New York Life	6/4/03	56606203
Beneficial Life	8/1/05	BL2161912	New York Life	6/4/03	56606204
Beneficial Life	8/1/05	BL2161913	New York Life	6/4/03	56606205
Beneficial Life	8/1/05	BL2161914	New York Life	5/28/04	56608347
Beneficial Life	8/1/05	BL2161915	New York Life	8/1/05	56611467
Beneficial Life	8/1/05	BL2161916	New York Life	8/1/05	56611468
Beneficial Life	8/1/05	BL2161917	New York Life	8/1/05	56611469
Beneficial Life	8/1/05	BL2161918	New York Life	8/1/05	56611470
Beneficial Life	8/1/05	BL2161919	New York Life	8/1/05	56611471
Beneficial Life	8/1/05	BL2162054	New York Life	8/1/05	56611472
Beneficial Life	8/1/05	BL2162055	New York Life	8/1/05	56611473
Beneficial Life	8/1/05	BL2162056	New York Life	8/1/05	56611474
Beneficial Life	8/1/05	BL2162057	New York Life	8/1/05	56611475
Beneficial Life	8/1/05	BL2162058	New York Life	8/1/05	56611476
Beneficial Life	8/1/05	BL2162059	New York Life	8/1/05	56611477
Beneficial Life	8/1/05	BL2162060	New York Life	8/1/05	56611478
Beneficial Life	8/1/05	BL2162061	New York Life	8/1/05	56611479
Beneficial Life	8/1/05	BL2162062	New York Life	8/1/05	56611480
Beneficial Life	8/1/05	BL2162063	New York Life	8/1/05	56611481
Beneficial Life	8/1/05	BL2162064	New York Life	8/1/05	56611482
Beneficial Life	8/1/05	BL2162065	New York Life	8/1/05	56611483
Beneficial Life	8/1/05	BL2162066	New York Life	8/1/05	56611484
Beneficial Life	8/1/05	BL2162067	New York Life	8/1/05	56611485
Beneficial Life	8/1/05	BL2162068	New York Life	8/1/05	56611486
Beneficial Life	8/1/05	BL2162069	New York Life	8/1/05	56611487
Beneficial Life	8/1/05	BL2162070	New York Life	8/1/05	56611488
Beneficial Life	8/1/05	BL2162071	New York Life	8/1/05	56611489
Beneficial Life	8/1/05	BL2162072	New York Life	8/1/05	56611490
Beneficial Life	8/1/05	BL2162073	New York Life	8/1/05	56611491
Beneficial Life	8/1/05	BL2162074	New York Life	8/1/05	56611492
Beneficial Life	8/1/05	BL2162075	New York Life	8/1/05	56611493
Beneficial Life	8/1/05	BL2162076	New York Life	8/1/05	56611494
Beneficial Life	8/1/05	BL2162077	New York Life	8/1/05	56611495
Beneficial Life	10/5/05	BL2163981	New York Life	8/1/05	56611496
Beneficial Life	10/5/05	BL2163982	New York Life	8/1/05	56611497
Beneficial Life	10/5/05	BL2163983	New York Life	8/1/05	56611498
Beneficial Life	10/5/05	BL2163984	New York Life	8/1/05	56611499
Beneficial Life	10/5/05	BL2163985	New York Life	8/1/05	56611500
Beneficial Life	10/5/05	BL2163986	New York Life	8/1/05	56611501
Beneficial Life	10/5/05	BL2163987	New York Life	8/1/05	56611502
Beneficial Life	10/5/05	BL2163988	New York Life	8/1/05	56611503
Beneficial Life	10/5/05	BL2163989	New York Life	8/1/05	56611504
Beneficial Life	10/5/05	BL2163990	New York Life	8/1/05	56611505
Beneficial Life	10/5/05	BL2163991	New York Life	8/1/05	56611506
Beneficial Life	10/5/05	BL2163992	New York Life	8/1/05	56611507
Beneficial Life	10/5/05	BL2163993	New York Life	8/1/05	56611508
Beneficial Life	10/5/05	BL2163994	New York Life	8/1/05	56611509
Beneficial Life	10/5/05	BL2163995	New York Life	8/1/05	56611510
Beneficial Life	10/5/05	BL2163996	New York Life	8/1/05	56611511
Beneficial Life	10/5/05	BL2163997	New York Life	8/1/05	56611512
Beneficial Life	10/5/05	BL2163998	New York Life	10/5/05	56611650
Beneficial Life	10/5/05	BL2163999	New York Life	10/5/05	56611651
Beneficial Life	10/5/05	BL2164000	New York Life	10/5/05	56611652
Beneficial Life	10/5/05	BL2164001	New York Life	10/5/05	56611653
Beneficial Life	10/5/05	BL2164002	New York Life	10/5/05	56611654
Beneficial Life	10/5/05	BL2164003	New York Life	10/5/05	56611655

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Beneficial Life	10/5/05	BL2164004	New York Life	10/5/05	56611656
Beneficial Life	10/5/05	BL2164005	New York Life	10/5/05	56611657
Beneficial Life	10/5/05	BL2164006	New York Life	10/5/05	56611658
Beneficial Life	10/5/05	BL2164007	New York Life	10/5/05	56611659
Beneficial Life	10/5/05	BL2164008	New York Life	10/5/05	56611660
Beneficial Life	10/5/05	BL2164009	New York Life	10/5/05	56611661
Beneficial Life	10/5/05	BL2164010	New York Life	10/5/05	56611662
Beneficial Life	10/5/05	BL2164011	New York Life	10/5/05	56611663
Beneficial Life	10/5/05	BL2164012	New York Life	10/5/05	56611664
Beneficial Life	10/5/05	BL2164013	New York Life	10/5/05	56611665
Beneficial Life	10/5/05	BL2164014	New York Life	10/5/05	56611666
Beneficial Life	10/5/05	BL2164015	New York Life	10/5/05	56611667
Beneficial Life	10/5/05	BL2164033	New York Life	10/5/05	56611668
Beneficial Life	10/5/05	BL2164474	New York Life	10/5/05	56611669
Beneficial Life	10/5/05	BL2164475	New York Life	10/5/05	56611670
Beneficial Life	10/5/05	BL2164476	New York Life	10/5/05	56611671
Beneficial Life	10/5/05	BL2164477	New York Life	10/5/05	56611672
Beneficial Life	10/5/05	BL2164478	New York Life	10/5/05	56611673
Beneficial Life	10/5/05	BL2164479	New York Life	10/5/05	56611674
Beneficial Life	10/5/05	BL2164480	New York Life	10/5/05	56611675
Beneficial Life	10/5/05	BL2164481	New York Life	10/5/05	56611676
Beneficial Life	10/5/05	BL2164482	New York Life	10/5/05	56611677
Beneficial Life	10/5/05	BL2164483	New York Life	10/5/05	56611678
Beneficial Life	10/5/05	BL2164484	New York Life	10/5/05	56611679
Beneficial Life	10/5/05	BL2164485	New York Life	10/5/05	56611680
Beneficial Life	10/5/05	BL2164486	New York Life	10/5/05	56611681
Beneficial Life	10/5/05	BL2164487	New York Life	10/5/05	56611682
Beneficial Life	10/5/05	BL2164488	New York Life	10/5/05	56611683
Beneficial Life	10/5/05	BL2164489	New York Life	10/5/05	56611684
Beneficial Life	10/5/05	BL2164490	New York Life	3/28/06	56612329
Beneficial Life	10/5/05	BL2164491	New York Life	3/28/06	56612330
Beneficial Life	10/5/05	BL2164492	Northwestern Mutual	3/31/03	16457269
Beneficial Life	10/5/05	BL2164493	Northwestern Mutual	3/31/03	16457404
Beneficial Life	10/5/05	BL2164494	Northwestern Mutual	3/31/03	16457424
Beneficial Life	10/5/05	BL2164495	Northwestern Mutual	3/31/03	16457472
Beneficial Life	10/5/05	BL2164496	Northwestern Mutual	3/31/03	16457490
Beneficial Life	10/5/05	BL2164497	Northwestern Mutual	3/31/03	16457506
Beneficial Life	10/5/05	BL2164498	Northwestern Mutual	3/31/03	16457511
Beneficial Life	10/5/05	BL2164499	Northwestern Mutual	3/31/03	16457514
Beneficial Life	10/5/05	BL2164500	Northwestern Mutual	3/31/03	16457530
Beneficial Life	10/5/05	BL2164501	Northwestern Mutual	3/31/03	16457554
Beneficial Life	10/5/05	BL2164502	Northwestern Mutual	3/31/03	16457559
Beneficial Life	3/30/06	BL2050021	Northwestern Mutual	3/31/03	16457575
Beneficial Life	3/30/06	BL2050058	Northwestern Mutual	3/31/03	16457579
Jefferson Pilot	3/1/02	JP5242202	Northwestern Mutual	3/31/03	16457599
Jefferson Pilot	3/1/02	JP5242203	Northwestern Mutual	3/31/03	16457613
Jefferson Pilot	3/1/02	JP5242204	Northwestern Mutual	3/31/03	16457632
Jefferson Pilot	3/1/02	JP5242205	Northwestern Mutual	3/31/03	16457633
Jefferson Pilot	3/1/02	JP5242206	Northwestern Mutual	3/31/03	16457645
Jefferson Pilot	3/1/02	JP5242207	Northwestern Mutual	3/31/03	16457710
Jefferson Pilot	3/1/02	JP5242208	Northwestern Mutual	3/31/03	16457725
Jefferson Pilot	3/1/02	JP5242209	Northwestern Mutual	3/31/03	16457729
Jefferson Pilot	3/1/02	JP5242210	Northwestern Mutual	3/31/03	16457731
Jefferson Pilot	3/1/02	JP5242211	Northwestern Mutual	3/31/03	16457739
Jefferson Pilot	3/1/02	JP5242212	Northwestern Mutual	3/31/03	16457747
Jefferson Pilot	3/1/02	JP5242213	Northwestern Mutual	3/31/03	16457755
Jefferson Pilot	3/1/02	JP5242214	Northwestern Mutual	3/31/03	16457767
Jefferson Pilot	3/1/02	JP5242215	Northwestern Mutual	3/31/03	16457778
Jefferson Pilot	3/1/02	JP5242216	Northwestern Mutual	3/31/03	16457786
Jefferson Pilot	10/28/02	JP5262455	Northwestern Mutual	3/31/03	16457790
Jefferson Pilot	10/28/02	JP5262456	Northwestern Mutual	3/31/03	16457796
Jefferson Pilot	10/28/02	JP5262457	Northwestern Mutual	3/31/03	16457809
Jefferson Pilot	10/28/02	JP5262458	Northwestern Mutual	3/31/03	16457820
Jefferson Pilot	10/28/02	JP5262459	Northwestern Mutual	3/31/03	16457858
Jefferson Pilot	6/4/03	JP5299304	Northwestern Mutual	3/31/03	16457863
Jefferson Pilot	6/4/03	JP5299305	Northwestern Mutual	3/31/03	16457873

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Jefferson Pilot	6/4/03	JP5299306	Northwestern Mutual	3/31/03	16457884
Jefferson Pilot	6/4/03	JP5299307	Northwestern Mutual	3/31/03	16457896
Jefferson Pilot	6/4/03	JP5299308	Northwestern Mutual	3/31/03	16457901
Jefferson Pilot	6/4/03	JP5299309	Northwestern Mutual	3/31/03	16457913
Jefferson Pilot	6/4/03	JP5299310	Northwestern Mutual	3/31/03	16457917
Jefferson Pilot	6/4/03	JP5299311	Northwestern Mutual	3/31/03	16457924
Jefferson Pilot	6/4/03	JP5299316	Northwestern Mutual	3/31/03	16457925
Jefferson Pilot	6/4/03	JP5299317	Northwestern Mutual	3/31/03	16457931
Jefferson Pilot	6/4/03	JP5299318	Northwestern Mutual	3/31/03	16457932
Jefferson Pilot	6/4/03	JP5299319	Northwestern Mutual	3/31/03	16457938
Jefferson Pilot	6/4/03	JP5401632	Northwestern Mutual	3/31/03	16457940
Jefferson Pilot	5/28/04	JP5446156	Northwestern Mutual	3/31/03	16457944
John Hancock	3/1/02	SB59258001	Northwestern Mutual	3/31/03	16457946
John Hancock	3/1/02	SB59258002	Northwestern Mutual	3/31/03	16457952
John Hancock	3/1/02	SB59258003	Northwestern Mutual	3/31/03	16457956
John Hancock	3/1/02	SB59258004	Northwestern Mutual	3/31/03	16457958
John Hancock	3/1/02	SB59258005	Northwestern Mutual	3/31/03	16457961
John Hancock	3/1/02	SB59258006	Northwestern Mutual	3/31/03	16457965
John Hancock	3/1/02	SB59258007	Northwestern Mutual	3/31/03	16457968
John Hancock	3/1/02	SB59258008	Northwestern Mutual	3/31/03	16457971
John Hancock	3/1/02	SB59258009	Northwestern Mutual	3/31/03	16457976
John Hancock	3/1/02	SB59258010	Northwestern Mutual	3/31/03	16457977
John Hancock	3/1/02	SB59258011	Northwestern Mutual	3/31/03	16457979
John Hancock	3/1/02	SB59258012	Northwestern Mutual	3/31/03	16457983
John Hancock	3/1/02	SB59258013	Northwestern Mutual	3/31/03	16457985
John Hancock	3/1/02	SB59258014	Northwestern Mutual	3/31/03	16457990
John Hancock	3/1/02	SB59258015	Northwestern Mutual	3/31/03	16457994
John Hancock	10/31/02	SB59528002	Northwestern Mutual	3/31/03	16458002
John Hancock	10/31/02	SB59528003	Northwestern Mutual	3/31/03	16458017
John Hancock	10/31/02	SB59528004	Northwestern Mutual	3/31/03	16458020
John Hancock	10/31/02	SB59528005	Northwestern Mutual	3/31/03	16458027
John Hancock	10/31/02	SB59528006	Northwestern Mutual	3/31/03	16458029
John Hancock	3/31/03	SB59955001	Northwestern Mutual	3/31/03	16458031
John Hancock	3/31/03	SB59955002	Northwestern Mutual	3/31/03	16458038
John Hancock	3/31/03	SB59955003	Northwestern Mutual	3/31/03	16458040
John Hancock	3/31/03	SB59955004	Northwestern Mutual	3/31/03	16458042
John Hancock	3/31/03	SB59955005	Northwestern Mutual	3/31/03	16458044
John Hancock	3/31/03	SB59955006	Northwestern Mutual	3/31/03	16458045
John Hancock	3/31/03	SB59955007	Northwestern Mutual	3/31/03	16458046
John Hancock	3/31/03	SB59955008	Northwestern Mutual	3/31/03	16458047
John Hancock	3/31/03	SB59955009	Northwestern Mutual	3/31/03	16458050
John Hancock	3/31/03	SB59955010	Northwestern Mutual	3/31/03	16458053
John Hancock	3/31/03	SB59955011	Northwestern Mutual	3/31/03	16458054
John Hancock	3/31/03	SB59955012	Northwestern Mutual	3/31/03	16458056
John Hancock	3/31/03	SB59955013	Northwestern Mutual	3/31/03	16458058
John Hancock	3/31/03	SB59955014	Northwestern Mutual	3/31/03	16458062
John Hancock	3/31/03	SB59955015	Northwestern Mutual	3/31/03	16458065
John Hancock	3/31/03	SB59955016	Northwestern Mutual	3/31/03	16458066
John Hancock	3/31/03	SB59955017	Northwestern Mutual	3/31/03	16458070
John Hancock	3/31/03	SB59955018	Northwestern Mutual	3/31/03	16458075
John Hancock	3/31/03	SB59955019	Northwestern Mutual	3/31/03	16458079
John Hancock	3/31/03	SB59955020	Northwestern Mutual	3/31/03	16458082
John Hancock	3/31/03	SB59955021	Northwestern Mutual	3/31/03	16459230
John Hancock	3/31/03	SB59955022	Northwestern Mutual	3/31/03	16459308
John Hancock	3/31/03	SB59955023	Northwestern Mutual	3/31/03	16459326
John Hancock	3/31/03	SB59955024	Northwestern Mutual	3/31/03	16462306
John Hancock	3/31/03	SB59955025	Northwestern Mutual	3/31/03	16462325
John Hancock	3/31/03	SB59955026	Northwestern Mutual	3/31/03	16462339
John Hancock	3/31/03	SB59955027	Northwestern Mutual	3/31/03	16462353
John Hancock	3/31/03	SB59955028	Northwestern Mutual	3/31/03	16462808
John Hancock	3/31/03	SB59955029	Northwestern Mutual	3/31/03	16474425
John Hancock	3/31/03	SB59955030	Northwestern Mutual	3/31/03	16474457
John Hancock	3/31/03	SB59955031	Northwestern Mutual	3/31/03	16535527
John Hancock	3/31/03	SB59955032	Northwestern Mutual	3/31/03	16535637
John Hancock	3/31/03	SB59955033	Northwestern Mutual	11/11/03	16632742
John Hancock	3/31/03	SB59955034	Northwestern Mutual	11/11/03	16632803

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
John Hancock	3/31/03	SB59955035	Northwestern Mutual	11/11/03	16632829
John Hancock	3/31/03	SB59955036	Northwestern Mutual	11/11/03	16632847
John Hancock	3/31/03	SB59955037	Northwestern Mutual	11/11/03	16632876
John Hancock	3/31/03	SB59955038	Northwestern Mutual	11/11/03	16632914
John Hancock	3/31/03	SB59955039	Northwestern Mutual	11/11/03	16632951
John Hancock	3/31/03	SB59955040	Northwestern Mutual	11/11/03	16632975
John Hancock	3/31/03	SB59955041	Northwestern Mutual	11/11/03	16633025
John Hancock	3/31/03	SB59955042	Security Life	3/1/02	660020260
John Hancock	3/31/03	SB59955043	Security Life	3/1/02	660020262
John Hancock	3/31/03	SB59955044	Security Life	3/1/02	660020263
John Hancock	3/31/03	SB59955045	Security Life	3/1/02	660020264
John Hancock	3/31/03	SB59955046	Security Life	3/1/02	660020265
John Hancock	3/31/03	SB59955047	Security Life	3/1/02	660020266
John Hancock	3/31/03	SB59955048	Security Life	3/1/02	660020267
John Hancock	3/31/03	SB59955049	Security Life	3/1/02	660020268
John Hancock	3/31/03	SB59955050	Security Life	3/1/02	660020269
John Hancock	3/31/03	SB59955051	Security Life	3/1/02	660020270
John Hancock	3/31/03	SB59955052	Security Life	3/1/02	660020271
John Hancock	3/31/03	SB59955053	Security Life	3/1/02	660020272
John Hancock	3/31/03	SB59955054	Security Life	3/1/02	660020273
John Hancock	3/31/03	SB59955055	Security Life	3/1/02	660020274
John Hancock	3/31/03	SB59955056	Security Life	3/1/02	660020275
John Hancock	3/31/03	SB59955057	Security Life	10/28/02	600097285
John Hancock	3/31/03	SB59955058	Security Life	10/28/02	600097286
John Hancock	3/31/03	SB59955059	Security Life	10/28/02	600097287
John Hancock	3/31/03	SB59955060	Security Life	10/28/02	600097288
John Hancock	3/31/03	SB59955061	Security Life	10/28/02	600097289
John Hancock	3/31/03	SB59955062	Security Life	6/4/03	660029988
John Hancock	3/31/03	SB59955063	Security Life	6/4/03	660029989
John Hancock	3/31/03	SB59955064	Security Life	6/4/03	660029990
John Hancock	3/31/03	SB59955065	Security Life	6/4/03	660029991
John Hancock	3/31/03	SB59955066	Security Life	6/4/03	660029992
John Hancock	3/31/03	SB59955067	Security Life	6/4/03	660029993
John Hancock	3/31/03	SB59955068	Security Life	6/4/03	660029994
John Hancock	3/31/03	SB59955069	Security Life	6/4/03	660029995
John Hancock	3/31/03	SB59955070	Security Life	6/4/03	660029996
John Hancock	3/31/03	SB59955072	Security Life	6/4/03	660029997
John Hancock	3/31/03	SB59955073	Security Life	6/4/03	660029998
John Hancock	3/31/03	SB59955074	Security Life	6/4/03	660029999
John Hancock	3/31/03	SB59955075	Security Life	6/4/03	660030000
John Hancock	3/31/03	SB59955076	Security Life	5/28/04	1571669
John Hancock	6/4/03	SB59981001	Security Life	8/1/05	1574344
John Hancock	6/4/03	SB59981002	Security Life	8/1/05	1574345
John Hancock	6/4/03	SB59981003	Security Life	8/1/05	1574346
John Hancock	6/4/03	SB59981004	Security Life	8/1/05	1574348
John Hancock	6/4/03	SB59981005	Security Life	8/1/05	1574349
John Hancock	6/4/03	SB59981006	Security Life	8/1/05	1574350
John Hancock	6/4/03	SB59981007	Security Life	8/1/05	1574351
John Hancock	6/4/03	SB59981008	Security Life	8/1/05	1574352
John Hancock	6/4/03	SB59981009	Security Life	8/1/05	1574354
John Hancock	6/4/03	SB59981010	Security Life	8/1/05	1574355
John Hancock	6/4/03	SB59981011	Security Life	8/1/05	1574356
John Hancock	6/4/03	SB59981012	Security Life	8/1/05	1574357
John Hancock	6/4/03	SB59981013	Security Life	8/1/05	1574358
Mass Mutual	3/1/02	0048075	Security Life	8/1/05	1574359
Mass Mutual	3/1/02	0048076	Security Life	8/1/05	1574360
Mass Mutual	3/1/02	0048077	Security Life	8/1/05	1574361
Mass Mutual	3/1/02	0048078	Security Life	8/1/05	1574362
Mass Mutual	3/1/02	0048079	Security Life	8/1/05	1574363
Mass Mutual	3/1/02	0048080	Security Life	8/1/05	1574364
Mass Mutual	3/1/02	0048081	Security Life	8/1/05	1574365
Mass Mutual	3/1/02	0048082	Security Life	8/1/05	1574366
Mass Mutual	3/1/02	0048083	Security Life	8/1/05	1574367
Mass Mutual	3/1/02	0048084	Security Life	8/1/05	1574368
Mass Mutual	3/1/02	0048085	Security Life	8/1/05	1574369
Mass Mutual	3/1/02	0048086	Security Life	8/1/05	1574370

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Mass Mutual	3/1/02	0048087	Security Life	8/1/05	1574372
Mass Mutual	3/1/02	0048088	Security Life	8/1/05	1574373
Mass Mutual	3/1/02	0048089	Security Life	8/1/05	1574374
Mass Mutual	3/28/03	0056629	Security Life	8/1/05	1574514
Mass Mutual	3/28/03	0056630	Security Life	8/1/05	1574515
Mass Mutual	3/28/03	0056631	Security Life	8/1/05	1574516
Mass Mutual	3/28/03	0056632	Security Life	8/1/05	1574517
Mass Mutual	3/28/03	0056633	Security Life	8/1/05	1574518
Mass Mutual	3/28/03	0056634	Security Life	8/1/05	1574519
Mass Mutual	3/28/03	0056635	Security Life	8/1/05	1574520
Mass Mutual	3/28/03	0056636	Security Life	8/1/05	1574521
Mass Mutual	3/28/03	0056637	Security Life	8/1/05	1574522
Mass Mutual	3/28/03	0056638	Security Life	8/1/05	1574523
Mass Mutual	3/28/03	0056639	Security Life	8/1/05	1574524
Mass Mutual	3/28/03	0056640	Security Life	8/1/05	1574525
Mass Mutual	3/28/03	0056641	Security Life	8/1/05	1574526
Mass Mutual	3/28/03	0056642	Security Life	8/1/05	1574527
Mass Mutual	3/28/03	0056643	Security Life	8/1/05	1574528
Mass Mutual	3/28/03	0056644	Security Life	8/1/05	1574529
Mass Mutual	3/28/03	0056645	Security Life	8/1/05	1574531
Mass Mutual	3/28/03	0056646	Security Life	8/1/05	1574537
Mass Mutual	3/28/03	0056647	Security Life	10/5/05	1574713
Mass Mutual	3/28/03	0056648	Security Life	10/5/05	1574714
Mass Mutual	3/28/03	0056649	Security Life	10/5/05	1574715
Mass Mutual	3/28/03	0056650	Security Life	10/5/05	1574716
Mass Mutual	3/28/03	0056651	Security Life	10/5/05	1574717
Mass Mutual	3/28/03	0056652	Security Life	10/5/05	1574718
Mass Mutual	3/28/03	0056653	Security Life	10/5/05	1574719
Mass Mutual	3/28/03	0056654	Security Life	10/5/05	1574720
Mass Mutual	3/28/03	0056655	Security Life	10/5/05	1574721
Mass Mutual	3/28/03	0056656	Security Life	10/5/05	1574722
Mass Mutual	3/28/03	0056657	Security Life	10/5/05	1574723
Mass Mutual	3/28/03	0056658	Security Life	10/5/05	1574724
Mass Mutual	3/28/03	0056659	Security Life	10/5/05	1574725
Mass Mutual	3/28/03	0056660	Security Life	10/5/05	1574726
Mass Mutual	3/28/03	0056661	Security Life	10/5/05	1574727
Mass Mutual	3/28/03	0056662	Security Life	10/5/05	1574728
Mass Mutual	3/28/03	0056663	Security Life	10/5/05	1574729
Mass Mutual	3/28/03	0056664	Security Life	10/5/05	1574730
Mass Mutual	3/28/03	0056665	Security Life	10/5/05	1574731
Mass Mutual	3/28/03	0056666	Security Life	10/5/05	1574732
Mass Mutual	3/28/03	0056667	Security Life	10/5/05	1574733
Mass Mutual	3/28/03	0056668	Security Life	10/5/05	1574734
Mass Mutual	3/28/03	0056669	Security Life	10/5/05	1574735
Mass Mutual	3/28/03	0056670	Security Life	10/5/05	1574736
Mass Mutual	3/28/03	0056671	Security Life	10/5/05	1574737
Mass Mutual	3/28/03	0056672	Security Life	10/5/05	1574746
Mass Mutual	3/28/03	0056673	Security Life	10/5/05	1574747
Mass Mutual	3/28/03	0056674	Security Life	10/5/05	1574748
Mass Mutual	3/28/03	0056675	West Coast Life	3/1/02	ZUA388894
Mass Mutual	3/28/03	0056676	West Coast Life	3/1/02	ZUA388895
Mass Mutual	3/28/03	0056677	West Coast Life	3/1/02	ZUA388896
Mass Mutual	3/28/03	0056678	West Coast Life	3/1/02	ZUA388897
Mass Mutual	3/28/03	0056679	West Coast Life	3/1/02	ZUA388898
Mass Mutual	3/28/03	0056680	West Coast Life	3/1/02	ZUA388899
Mass Mutual	3/28/03	0056681	West Coast Life	3/1/02	ZUA388900
Mass Mutual	3/28/03	0056682	West Coast Life	3/1/02	ZUA388901
Mass Mutual	3/28/03	0056683	West Coast Life	3/1/02	ZUA388902
Mass Mutual	3/28/03	0056684	West Coast Life	3/1/02	ZUA388903
Mass Mutual	3/28/03	0056685	West Coast Life	3/1/02	ZUA388904
Mass Mutual	3/28/03	0056686	West Coast Life	3/1/02	ZUA388905
Mass Mutual	3/28/03	0056687	West Coast Life	3/1/02	ZUA388906
Mass Mutual	3/28/03	0056688	West Coast Life	3/1/02	ZUA388907
Mass Mutual	3/28/03	0056689	West Coast Life	3/1/02	ZUA388908
Mass Mutual	3/28/03	0056690	West Coast Life	10/28/02	ZUA391492
Mass Mutual	3/28/03	0056691	West Coast Life	10/28/02	ZUA391493

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Mass Mutual	3/28/03	0056692	West Coast Life	10/28/02	ZUA391494
Mass Mutual	3/28/03	0056693	West Coast Life	10/28/02	ZUA391495
Mass Mutual	3/28/03	0056694	West Coast Life	10/28/02	ZUA391496
Mass Mutual	3/28/03	0056695	West Coast Life	6/5/03	ZUA395362
Mass Mutual	3/28/03	0056696	West Coast Life	6/5/03	ZUA395363
Mass Mutual	3/28/03	0056697	West Coast Life	6/5/03	ZUA395364
Mass Mutual	3/28/03	0056699	West Coast Life	6/5/03	ZUA395365
Mass Mutual	3/28/03	0056700	West Coast Life	6/5/03	ZUA395366
Mass Mutual	3/28/03	0056701	West Coast Life	6/5/03	ZUA395367
Mass Mutual	3/28/03	0056702	West Coast Life	6/5/03	ZUA395368
Mass Mutual	3/28/03	0056703	West Coast Life	6/5/03	ZUA395369
Mass Mutual	6/6/03	0058997	West Coast Life	6/5/03	ZUA395370
Mass Mutual	6/6/03	0058998	West Coast Life	6/5/03	ZUA395371
Mass Mutual	6/6/03	0058999	West Coast Life	6/5/03	ZUA395372
Mass Mutual	6/6/03	0059000	West Coast Life	6/5/03	ZUA395373
Mass Mutual	6/6/03	0059001	West Coast Life	6/5/03	ZUA395374
Mass Mutual	6/6/03	0059002	West Coast Life	6/5/03	ZUA395375
Mass Mutual	6/6/03	0059003	West Coast Life	6/5/03	ZUA395376
Mass Mutual	6/6/03	0059004	West Coast Life	6/5/03	ZUA395381
Mass Mutual	6/6/03	0059005	West Coast Life	6/5/03	ZUA395382
Mass Mutual	6/6/03	0059006	West Coast Life	6/5/03	ZUA395383
Mass Mutual	6/6/03	0059007	West Coast Life	6/5/03	ZUA395384
Mass Mutual	6/6/03	0059008	West Coast Life	6/5/03	ZUA395385
Mass Mutual	8/2/05	0068432	West Coast Life	6/5/03	ZUA395386
Mass Mutual	8/2/05	0068433	West Coast Life	6/5/03	ZUA395387
Mass Mutual	8/2/05	0068434	West Coast Life	6/5/03	ZUA395388
Mass Mutual	8/2/05	0068435	West Coast Life	6/5/03	ZUA395389
Mass Mutual	8/2/05	0068436	West Coast Life	6/5/03	ZUA395390
Mass Mutual	8/2/05	0068437	West Coast Life	5/28/04	ZUA401062
Mass Mutual	8/2/05	0068438
Mass Mutual	8/2/05	0068439
Mass Mutual	8/2/05	0068440
Mass Mutual	8/2/05	0068441
Mass Mutual	8/2/05	0068442
Mass Mutual	8/2/05	0068443
Mass Mutual	8/2/05	0068444
Mass Mutual	8/2/05	0068445
Mass Mutual	8/2/05	0068446
Mass Mutual	8/2/05	0068447
Mass Mutual	8/2/05	0068448
Mass Mutual	8/2/05	0068449
Mass Mutual	8/2/05	0068450
Mass Mutual	8/2/05	0068451
Mass Mutual	8/2/05	0068452
Mass Mutual	8/2/05	0068453
Mass Mutual	8/2/05	0068454
Mass Mutual	8/2/05	0068455
Mass Mutual	8/2/05	0068456
Mass Mutual	8/2/05	0068457
Mass Mutual	8/2/05	0068458
Mass Mutual	8/2/05	0068459
Mass Mutual	8/2/05	0068460
Mass Mutual	8/2/05	0068461
Mass Mutual	8/2/05	0068462
Mass Mutual	8/2/05	0068463
Mass Mutual	8/2/05	0068464
Mass Mutual	8/2/05	0068465
Mass Mutual	8/2/05	0068466
Mass Mutual	8/2/05	0068467
Mass Mutual	8/2/05	0068468
Mass Mutual	8/2/05	0068469
Mass Mutual	8/2/05	0068470
Mass Mutual	8/2/05	0068471
Mass Mutual	8/2/05	0068472
Mass Mutual	8/2/05	0068473
Mass Mutual	8/2/05	0068474

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Mass Mutual	8/2/05	0068475
Mass Mutual	8/2/05	0068476
Mass Mutual	8/2/05	0068477
Mass Mutual	8/2/05	0068478
Mass Mutual	8/2/05	0068479
Mass Mutual	8/2/05	0068480
Mass Mutual	8/2/05	0068481
Mass Mutual	8/2/05	0068482
Mass Mutual	8/2/05	0068483
Mass Mutual	8/2/05	0068484
Mass Mutual	8/2/05	0068485
Mass Mutual	8/2/05	0068486
Mass Mutual	8/2/05	0068487
Mass Mutual	8/2/05	0068488
Mass Mutual	8/2/05	0068489
Mass Mutual	8/2/05	0068490
Mass Mutual	8/2/05	0068491
Mass Mutual	8/2/05	0068492
Mass Mutual	8/2/05	0068493
Mass Mutual	8/2/05	0068494
Mass Mutual	8/2/05	0068495
Mass Mutual	8/2/05	0068496
Mass Mutual	8/2/05	0068497
Mass Mutual	8/2/05	0068498
Mass Mutual	8/2/05	0068499
Mass Mutual	8/2/05	0068500
Mass Mutual	8/2/05	0068501
Mass Mutual	8/2/05	0068502
Mass Mutual	8/2/05	0068503
Mass Mutual	8/2/05	0068504
Mass Mutual	8/2/05	0068505
Mass Mutual	8/2/05	0068506
Mass Mutual	8/2/05	0068507
Mass Mutual	8/2/05	0068508
Mass Mutual	8/2/05	0068509
Mass Mutual	8/2/05	0068510
Mass Mutual	8/2/05	0068511
Mass Mutual	8/2/05	0068512
Mass Mutual	8/2/05	0068513
Mass Mutual	8/2/05	0068514
Mass Mutual	8/2/05	0068515
Mass Mutual	8/2/05	0068516
Mass Mutual	8/2/05	0068517
Mass Mutual	8/2/05	0068518
Mass Mutual	8/2/05	0068519
Mass Mutual	8/2/05	0068520
Mass Mutual	8/2/05	0068521
Mass Mutual	8/2/05	0068522
Mass Mutual	8/2/05	0068523
Mass Mutual	8/2/05	0068524
Mass Mutual	8/2/05	0068525
Mass Mutual	8/2/05	0068526
Mass Mutual	8/2/05	0068527
Mass Mutual	8/2/05	0068528
Mass Mutual	8/2/05	0068529
Mass Mutual	8/2/05	0068530
Mass Mutual	8/2/05	0068531
Mass Mutual	8/2/05	0068532
Mass Mutual	8/2/05	0068533
Mass Mutual	8/2/05	0068534
Mass Mutual	8/2/05	0068535
Mass Mutual	8/2/05	0068536
Mass Mutual	8/2/05	0068537
Mass Mutual	8/2/05	0068538
Mass Mutual	8/2/05	0068539
Mass Mutual	8/2/05	0068540

	Issue			Issue
Carrier	Date	Policy #	Carrier	Date	Policy #
Mass Mutual	3/28/06	0070249
Mass Mutual	3/28/06	0070250

EXHIBIT “P”

DEFERRED COMPENSATION, OTHER NON-QUALIFIED PLANS,

AND SPLIT DOLLAR LIABILITIES

P

Plan Name (Abbreviated)	Description
American Savings Bank - DCP	American Savings Bank, F.A. Executive Compensation Program’s Deferred Compensation Plan
American Savings Bank - SERP	American Savings Bank, F.A. - Executive Compensation Program’s - Supplemental Executive Retirement Plan 1 - Executive Vice Presidents and Above
Coast Federal Bank - Directors	Directors’ Benefit and Retirement Plan of Coast Federal Savings Bank
Coast Federal Bank - Officers	Have not received plan documents or individual contracts.
Coast Federal Bank - SERP	Supplemental Executive Retirement Plan of Coast Federal Bank
Dime - Benefit Restoration Plan	Benefit Restoration Plan of The Dime Savings Bank of New York, FSB
Dime - Dir. Ret. Cont.	Retainer Continuation Plan for Independent Directors of The Dime Savings Bank of New York, FSB
Dime - EVP SERP	Dime Bancorp, Inc. - Supplemental Executive Retirement Plan
Dime - NAMCO SERP	North American Mortgage Company - Supplemental Executive Retirement Plan
Dime – Stock Memo DCP	Dime Bankcorp, Inc. - Stock Memo Deferred Compensation Plan
Dime - Vol. DCP DC	Dime Bancorp, Inc. - Voluntary Deferred Compensation Plan
Dime - Vol. DCP Dir BTA	PROVISION WITHIN THE: Dime Bancorp, Inc. - Voluntary Deferred Compensation Plan for Directors
Dime - Vol. DCP Directors	Dime Bancorp, Inc. - Voluntary Deferred Compensation Plan for Directors

Plan Name (Abbreviated)	Description
Great Western - DC Make-up	PROVISION WITHIN THE: Great Western Financial Corporation - Deferred Compensation Plan
Great Western - DCP Roll-in	Great Western Financial Corporation - Deferred Compensation Plan
Great Western - DCP-MLC	Great Western Financial Corporation - Deferred Compensation Plan
Great Western - DCP-S&C	Great Western Financial Corporation - Deferred Compensation Plan
Great Western - DCP-SO	Great Western Financial Corporation - Senior Officers’ Deferred Compensation Plan
Great Western - Dir DCP	Great Western Financial Corporation - Directors’ Deferred Compensation Plan
Great Western - Dir. Retirement	Great Western Financial Corporation Retirement Plan for Directors
Great Western - ESIP	Great Western Supplemental Incentive Plan
Great Western - GMS	Great Western - GMS
Great Western - Gratuitous	Great Western - Gratuitous
Great Western - Restoration	Great Western - Retirement Restoration Plan
Great Western - SERP	Great Western - Supplemental Executive Retirement Plan
Pacific First Bank - SERP	Pacific First Federal Savings Bank - Supplemental Executive Retirement Plan
Providian - DCP	Providian Financial Corporation Deferred Compensation Plan
Providian - Individual Contract	Separation and Consulting Agreement - Julie Montanari
CCBI	CCBI Split Dollar Liabilities

Plan Name (Abbreviated)	Description
Dime KELP	Dime Key Executive Life Plan (Split Dollar Liabilities)
ASB ELIP	American Savings Bank Executive Life Insurance Plan (Split Dollar Liabilities)
Individual Contracts (Last Name, First, Descrip)	Bogue, Alice - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Calderhead, William - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Calderhead, James - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Fine-Eckley, Norma - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Newbould, Barbara - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Pirozuk, Avon - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Wood, Naomi - Old WaMu Pension
Individual Contracts (Last Name, First, Descrip)	Arneson, Louise - GWSB Ret. Check
Individual Contracts (Last Name, First, Descrip)	Relf, Daniel - Supp. Agreement
Individual Contracts (Last Name, First, Descrip)	Relf, Marilyn - Supp. Agreement
Individual Contracts (Last Name, First, Descrip)	Nocella, Anthony - Exec. Sev
Individual Contracts (Last Name, First, Descrip)	Mcclaskey, Eleanor - Shoreline Bank

Plan Name (Abbreviated)	Description
Individual Contracts (Last Name, First, Descrip)	Lasker, Cynthia - GW Def Dir’s Fees
Individual Contracts (Last Name, First, Descrip)	Burkholder, Barry - Bank United SERP
CCBI Individual Contracts (Last Name, First, Descrip)	Broadley, David - Executive Salary Continuation Agreement
CCBI Individual Contracts (Last Name, First, Descrip)	Daley, James - Salary Continuation Agreement
CCBI Individual Contracts (Last Name, First, Descrip)	Sanchez, Richard - Salary Continuation Agreement
Dime Individual Contracts (Last Name, First, Descrip)	Large, James -
Dime Individual Contracts (Last Name, First, Descrip)	Sapanski, John W.
Dime Individual Contracts (Last Name, First, Descrip)	Albright, Harry W.
Dime Individual Contracts (Last Name, First, Descrip)	Harden, Diana
Dime Individual Contracts (Last Name, First, Descrip)	Parsons, Richard

EXHIBIT “Q”

WMI RABBI TRUST

Q

Rabbi Trust	Trustee Bank
HF Ahmanson	Union Bank

Q-1

EXHIBIT “R”

WMI BOLI/COLI Assets

R

Carrier/Policies	Policy Owner	Trustee
Pacific Life	WMI Revocable Trust	BNYM Delaware
8168A
8176A
8171A
7856A
8177B
8167A
7361A
7729A
7362A
7364A
7660A
8184A
7659A
7658A
7675A
Pacific Life (SELIP – Collateral Assignment)
7363A
7860A
7892A
7664A
Prudential (SELIP – Collateral Assignment)
R7227222
CIGNA (ELIP) WMI
ENZ522

R-1

EXHIBIT “S”

FORMS OF PENSION PLAN AMENDMENTS

S

WAMU PENSION PLAN

Amendment No. 13

WHEREAS, Washington Mutual, Inc. (the “Company”) sponsors and maintains the WaMu Pension Plan, as amended and restated effective October 1, 1998, and as subsequently amended (the “Plan”); and

WHEREAS, the Company has the right to amend the Plan pursuant to

Section 12.1 of the Plan; and

WHEREAS, the Company desires to amend the Plan as set forth below:

NOW, THEREFORE, the Plan is hereby amended, effective as of the dates indicated below, as follows:

1.	Effective as of September 25, 2008, the Preamble is amended to add the following paragraph at the end thereof:

Effective as of September 25, 2008, the Plan was amended to permit JPMorgan Chase Bank, N. A. (“JPMC”) to become a contributing employer to the Plan so that employees of the Company and Related Employers who became employees of JPMC in connection with JPMC’s purchase of certain assets, pursuant to the Purchase and Assumption Agreement dated as of September 25, 2008 (the “P&A”), by and among the Federal Deposit Insurance Corporation, as receiver of Washington Mutual Bank, JPMC and the Federal Deposit Insurance Corporation, could continue as participants in the Plan.  As of [date], JPMC became the sponsor of the Plan, and is solely authorized to amend and restate the plan as it deems appropriate on and after such date.

2.	Effective as of September 25, 2008, the Plan is amended to add the following new Article 17:

ARTICLE 17

MULTIPLE EMPLOYER PROVISIONS

17.1	Multiple Employer Plan.

Effective as of September 25, 2008, JPMC adopted the Plan for the benefit of Contributing Employer Employees and became a Contributing Employer hereunder.  The purpose of this Article 17 is to set forth the special provisions that apply to all individuals who were participating in the Plan on September 24, 2008, and who became Contributing Employer Employees on September 25, 2008, so that JPMC may adopt the Plan and become a Contributing Employer in the Plan.  The eligibility requirements set forth in Article 3 and all other benefits, rights and features available to Participants under the Plan shall be construed to apply to Contributing Employer Employees who participate in the Plan.

17.2	Definitions.

a.	“Contributing Employer” means JPMC, who with the consent of the Company, adopted the Plan with effect from September 25, 2008, for the benefit of the Contributing Employer Employees.

b.
“Contributing Employer Employee” means any employee of the Company and Related Employers who became employees of JPMC in connection with the transactions contemplated by the P&A.  The term shall also include employees hired by JPMC after the date of the P&A to perform services at former facilities of Washington Mutual Bank.  In addition, the term shall include any Leased Employee that Code section 414(n) requires the Contributing Employer to treat as an employee, but only to the extent coverage of such leased employee is necessary to maintain the qualification of the Plan.

17.3	Service.

For purposes of vesting and benefits, a Contributing Employer Employee shall be credited with all service with the Company and Related Employers as recognized under the Plan as of September 25, 2008, and service with the Contributing Employer on and after September 25, 2008.

17.4	Testing.

The limitation on benefits described in Code section 415 shall be applied with respect to the Plan as a whole, without regard to a Participant’s employment by the Employer or the Contributing Employer.  The tests and requirements listed below apply separately for the Employer and the Contributing Employer:

(i)	Nondiscrimination testing as described in Code section 401(a)(4) and the applicable regulations;

(ii)	Coverage testing as described in Code section 410(b) and the applicable regulations;

(iii)	Top heavy testing as described in Code section 416 and the applicable regulations; and

(iv)	The minimum funding requirement and the deduction limitation described in Code sections 412 and 404 and the applicable regulations.

17.5	Accounts and Distributions.

The Account of a Contributing Employer Employee shall include any     amounts credited to the Account on behalf of such individual by the Contributing Employer and the Employer, if any.  For purposes of Articles 6 and 7, a Participant shall not be entitled to a distribution of his or her Vested Accrued Benefits unless such individual has a severance from employment and is not rehired by the Contributing Employer or Employer.

This Amendment No. 13 is adopted and executed this ____ day of _________, 2010.

WASHINGTON MUTUAL, INC.
By:
Printed Name:
Title:

AMENDMENT
TO THE
RETIREMENT INCOME PLAN FOR SALARIED EMPLOYEES
OF LAKEVIEW SAVINGS BANK

The Retirement Income Plan for Salaried Employees of Lakeview Savings Plan (the “Plan”) is hereby amended by adding the following at the end of Article I, effective [date]:

1.1.5	Plan Sponsorship. As of [date], JPMorgan Chase Bank, N.A., is the sponsor of the Plan, and is solely authorized to amend and restate the Plan as it deems appropriate on and after such date.

This Amendment is adopted and executed this ____day of ________, 2010.

WASHINGTON MUTUAL, INC.
By:
Printed Name:
Title:

EXHIBIT “T”

FORM OF PENSION PLAN CONSENTS

T

ASSIGNMENT
Of
MASTER TRUST AGREEMENT
Between
WASHINGTON MUTUAL, INC.
And
JPMORGAN CHASE BANK, N.A.

Washington Mutual, Inc. (“WMI”), as sponsor of the WaMu Pension Plan and the Retirement Income Plan for Salaried Employees of Lakeview Savings Bank (collectively, the “Plans”), and JPMorgan Chase Bank, N. A. (“Trustee”), entered into a master trust agreement, effective December 1, 2004 (“Master Trust Agreement”), pursuant to which Trustee agreed to provide services as trustee of the Plans.  JPMorgan Chase Bank, N.A. (“JPMC”) became the sponsor of the Plans on [date].

WMI hereby assigns all its rights, duties and obligations under the Master Trust Agreement to JPMC, as sponsor of the Plans, as of [date].

WASHINGTON MUTUAL, INC.

By: _______________________________
Printed Name: _______________________
Title:_______________________________
Date: ______________________________

JPMorgan Chase Bank, N. A., as Trustee of the Plans, hereby consents to this Assignment.

JPMORGAN CHASE BANK, N. A.

By: _______________________________
Printed Name: _______________________
Title:_______________________________
Date: ______________________________

JPMorgan Chase Bank, N.A., as sponsor of the Plans, hereby consents to this Assignment.

JPMORGAN CHASE BANK, N.A.

By: _______________________________
Printed Name: _______________________
Title:_______________________________
Date: ______________________________

T-1

EXHIBIT “U”

PRE-EFFECTIVE DATE CONTRACTS

U

(Software Licenses)

Counterparty	Title of Agreement	Date of Agreement
Aptare, Inc.	Software License Agreement	12/16/2005
BMC Software Distribution, Inc., formerly known as Marimba, Inc.	Customer Solutions Agreement SOW #4900S30044	6/19/2000
BMC Software Distribution, Inc., formerly known as Marimba, Inc.	Marimba, Inc. Add Product Schedule	4/26/2001
BMC Software Distribution, Inc., formerly known as Marimba, Inc.	Amendment to Agreement and Product Order Form #WASH-RXS-103103	12/31/2003
BMC Software Distribution, Inc., formerly known as Marimba, Inc.	Marimba Software License Agreements Amendment to Software License Agreement	6/30/2003 1/31/2007
BMC Software Distribution, Inc., formerly known as Peregrine.	End User Software License Agreement between Peregrine Systems, Inc. and Washington Mutual Bank; together with Exhibits A-D & Schedule 1 to Exhibit C	6/30/2001
	Amendment 1 to the End User License and Maintenance Agreement between BMC Software Distribution, Inc. and Washington Mutual, Inc.	8/28/2003
	Schedule A-2 to Exhibit C	9/6/2003
Carreker, Inc.	Software License Agreement	8/22/2006
Centerprise Services Inc.	Software License and Services Agreement	7/14/2005
Cibar, Inc.	Software License Agreement	6/16/2003,
	Global Trade Services Software System Software Support Agreement	6/2/2003
Citrix Systems Inc.	Master Software License Agreement	3/30/2006
Compuware Corporation	Permanent License Agreement For Proprietary Software Products & Maintenance between Compuware Corporation and Washington Mutual Savings Bank	5/13/1986
	Assignment of License between Compuware Corporation and Washington Mutual Savings Bank	12/20/1994
	Amendment to Permanent License Agreement For Proprietary Software & Maintenance No. 2417 between Compuware Corporation and Washington Mutual, Inc.	9/10/02
	Enterprise Schedule No. Eight	9/9/2002
	Product Schedule No. Eight-A	6/30/2005
	Product Schedule No. Thirty-Seven	9/16/2007
Hyperion Software Operations, Inc.	Hyperion Software License Agreement	5/1/1998
Hyperion Solutions Corporation	Software Licenses and Services Agreement	9/6/2005
Oracle formerly known as Oblix, Inc.	Oblix Netpoint Software License Agreement	5/24/2002
	Statement of Work SOW #WAMU-003	5/24/2002
	Exhibit A-2	7/28/2004
Prime Associates, Inc. also known as Metavante Corporation	Software License Agreement No 12901	10/31/2003
Quest Software, Inc.	Quest Software Master License Agreement, Attending Schedules	3/8/2001
	Addendum	12/3/2002
	Second Addendum	12/22/2004
	Amendment 3	12/20/2007
Sterling Commerce (America), Inc.	Universal Software License Agreement	9/1/2005
	Schedule No. Opportunity No. 782615	6/8/2006
	Schedule No. Opportunity No. 801345	10/31/2007
Sun Microsystems, Inc.	Sun Worldwide Agreement Master Terms, Maintenance, Services	2/1/2000
	Exhibit A to Master Terms– Sun End Use Software Products	2/7/2000
	Exhibit B to Master Terms – Sun Maintenance	2/7/2000
Supportsoft Inc.
SupportSoft, Inc. Software License Agreement Order Form Agreement #DIR-WAS-052903
Exhibit A – Product Specific License terms and Conditions
Exhibit B – SupportSoft’s General License Terms and Conditions
Exhibit C – Support and maintenance Policy
Exhibit D – Master Preferred Escrow Agreement (effective 6/18/2003)
Exhibit E – Statement of Work
9/4/2003

Counterparty	Title of Agreement	Date of Agreement
Symantec	Elite Program Master Contract between Washington Mutual Bank and Symantec	3/28/2003
	Elite Program Master Contract Renewal Agreement between Washington Mutual, Inc. and Symantec Corp	9/29/2006
	Elite Program Changes Addendum to the Master Contract Renewal Agreement between Washington Mutual, Inc.	9/29/2006
	Installment Addendum (Direct) between Washington Mutual Bank and Symantec	6/30/2008
Veritas Software Global Corporation (Symantec Corporation)	Software License and Services Agreement	11/30/2004
Veritas Software Global Corporation (Symantec Corporation)	Software License and Services Agreement	8/29/2000
Virtual Premise, Inc.	Virtual Premise Software License and Application Services Agreement, as amended, and all Schedules	3/4/2002
Witness Systems, Inc. Also known as Verint Americas	Software License and Services Master Agreement	12/20/2001
	Statement of Work Exhibit A (SOW #1) to SLSMA	12/24/2003
	First Amendment to Software License and Service Master Agreement Second Amendment to Software License and Service Master Agreement w/	12/28/2006
	Exhibits A-E	4/1/2007
	Work Schedule WES-40267 (SOW #2)	6/15/2007

(Service Contracts)

Counterparty	Title of Agreement	Date of Agreement
Appraisal.com	Appraisal.Com Master Services Agreement	7/12/2004
Corporate Services, Inc.	Services Agreement between Washington Mutual, Inc. and Corporate Services, Inc.	2/7/2005
	Amendment to Services Agreement between Washington Mutual Bank and Corporate Services, Inc	12/9/2005
	Second Amendment to Services Agreement between Washington Mutual Bank and Corporate Services, Inc.	7/19/2006
	Notice of Extension Letter between Washington Mutual Bank and Corporate Services, Inc	1/9/2007
FT Interactive Data	Service Agreement for North America Customers,	1/1/2003
	Addendum to Service Agreement	1/1/2003
	Fund Run Schedule of Data Services Addendum to FundRun Schedule	1/1/2003 1/1/2003
	First Amendment to the Services Agreement	3/23/2006
	First Amendment to FundRun Schedule	3/23/2006
	RemotePlus Data and Data Delivery Service Schedule	3/23/2006
HumanConcepts LLC formerly known as Vurv Technology, Inc.	End User Access and Usage License Agreement	11/17/2004
	Professional Services Agreement	11/17/2004
	First Amendment to Professional Services Agreement	6/29/2007
National Field Representatives, Inc.	Property Inspection and Preservation Contract	12/3/2001

Counterparty	Title of Agreement	Date of Agreement
Paradigm DKD Tax Group LLC	Consulting Services Agreement	1/25/2005
Service Communications, Inc.	Master Telecommunications Cabling Service Agreement (and Schedules)	3/7/2005
Union Bank of California, N.A.	Agreement and Amendment to Amended and Restated Umbrella Trust Agreement	11/23/2007
	Letter-Dime Umbrella Trust Insurance Premium Payment Authorization.	11/30/2007
Wolters Kluwer Financial Services, Inc.	Master Services Agreement	2/16/2007
	Schedule A- Form of Statement of Work	2/16/2007
	Schedule B-1-License Schedule for Electronic Mortgage Forms between Wolters Kluwer Financial Services, Inc. and Washington Mutual Bank.	2/16/2007
	Schedule B-2- Custom Library Services between Wolters Kluwer Financial Services, Inc. and Washington Mutual Bank	2/16/2007
	Certified return receipt letter for Partial cancellation of Schedule B2- to Wolters Kluwer Financial Services Inc.	3/14/2008
	Schedule B-3- License Schedule for CCH Policies & Procedures between Wolters Kluwer Financial Services, Inc. and Washington Mutual Bank	10/15/2007

(Equipment Contracts)

Counterparty	Title of Agreement	Date of Agreement
Hewlett-Packard Company	HP Business Terms	11/1/2002
	First Amendment to HP Business Terms (HP Agreement No. A4W54)	4/26/2007
	Single Use HP Nonstop Product Terms	4/30/2007
NCR Corporation	Teradata Products Universal Agreement	3/7/2007
F5 Networks Inc.	F5 Networks Maintenance Agreement	10/30/2004
Lanier Worldwide Inc.	Product & Services Agreement	4/18/2006
Ricoh Americas Corporation	Product and Services Agreement	4/18/2006
	First Amendment to the Product and Services Agreement	10/16/2006

EXHIBIT “V”

INTERCOMPANY NOTES

V

a.
$82,048,081 under that certain Revolving Master Note, dated as of December 22, 2005, by and between WMB, as borrower, and H.S. Loan Corporation, as lender.  H.S. Loan Corporation is a subsidiary of WMI, in which WMB owns 1.33%.

b.
$73,670,153 under that certain Revolving Master Note, dated as of December 22, 2005, by and between WMB, as borrower, and WM Citation Holdings, LLC (as successor to H.S. Loan Partners), as lender.  WM Citation Holdings, LLC is a wholly-owned subsidiary of WMI.

c.
$7,781,240 under that certain Revolving Master Note, dated as of February 11, 2005, by and between WMB, as borrower, and WMHFA Delaware Holdings LLC, as lender.  WMHFA Delaware Holdings LLC is an indirect, wholly-owned subsidiary of WMI.

d.
$13,576,245 under that certain Registered Security, Note A, dated as of December 17, 2004, by and between University Street, Inc., as payor and predecessor in interest to WMB, and WM Citation Holdings, LLC (as successor to WMRP Delaware Holdings LLC), as payee, and predecessor in interest to PCA Asset Holdings LLC.  This Promissory Note is recorded on WMI’s consolidated books and records as an obligation owed by WMB to WM Citation Holdings, LLC, a subsidiary of WMI.

V-1

EXHIBIT “W”

TRANSFERRED INTELLECTUAL PROPERTY

W

Part I:  Trademarks

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
ACCOUNT AUTOGRAPH	United States	036 045	Washington Mutual, Inc.	78/856,967	4/7/2006	3,482,346	8/5/2008
ADVANTAGE 90	United States	036	Washington Mutual, Inc.	75/682,322	4/13/1999	2,424,035	1/23/2001
AMERICA’S LENDING LEADER	United States	036	Washington Mutual, Inc.	78/173,277	10/10/2002	2,877,044	8/24/2004
ANOTHER SMALL REVOLUTION IN BANKING	United States	036	Washington Mutual, Inc.	78/975,175	4/10/2002	2,846,921	5/25/2004
BANK MINDED. WILD AT HEART.	United States	038	Washington Mutual, Inc.	77/273,622	9/6/2007
BANK MINDED. WILD AT HEART.	United States	036	Washington Mutual, Inc.	77/273,618	9/6/2007
BANK MINDED. WILD AT HEART.	United States	035	Washington Mutual, Inc.	77/273,615	9/6/2007
BANK MINDED. WILD AT HEART.	United States	041	Washington Mutual, Inc.	77/273,623	9/6/2007
BANK. SMILE. REPEAT.	United States	036	Washington Mutual, Inc.	78/922,095	7/3/2006
BUSINESS BILL PAY	United States	036	Washington Mutual, Inc.	78/321,277	10/30/2003	2,996,170	9/13/2005
BUYSMART	United States	036	Washington Mutual, Inc.	78/791,708	1/13/2006	3,246,687	5/29/2007
BUYSMART	United States	035	Washington Mutual, Inc.	78/791,719	1/13/2006	3,264,430	7/17/2007
BUYSMART	United States	016	Washington Mutual, Inc.	78/791,730	1/13/2006	3,227,216	4/10/2007
CAN!	United States	036	Washington Mutual, Inc.	78/514,924	11/10/2004	3,172,221	11/14/2006
CAN!	United States	035	Washington Mutual, Inc.	78/514,920	11/10/2004	3,140,248	9/5/2006
CAN! (COMMITTED ACTIVE NEIGHBORS)	United States	035	Washington Mutual, Inc.	78/230,165	3/26/2003	2,960,902	6/7/2005
CAN! CASH	United States	035	Washington Mutual, Inc.	75/798,411	9/14/1999	2,782,175	11/11/2003
CAN! CASH	United States	036	Washington Mutual, Inc.	75/798,409	9/14/1999	2,782,174	11/11/2003
CAN! COMMITTED ACTIVE NEIGHBORS	United States	042	Washington Mutual, Inc.	75/798,257	9/14/1999	2,779,794	11/4/2003
CAN! COMMITTED ACTIVE NEIGHBORS	United States	035	Washington Mutual, Inc.	75/798,265	9/14/1999	2,466,550	7/3/2001
CAN! COMMITTED ACTIVE NEIGHBORS	United States	036	Washington Mutual, Inc.	75/798,259	9/14/1999	2,779,795	11/4/2003
COINHEAD	United States	041	Washington Mutual, Inc.	78/094,736	11/21/2001	3,104,567	6/13/2006
COINHEAD	United States	042	Washington Mutual, Inc.	78/094,737	11/21/2001	3,114,771	7/11/2006
COINHEAD	United States	036	Washington Mutual, Inc.	78/975,737	11/21/2001	2,937,042	3/29/2005
COINHEAD	United States	036	Washington Mutual, Inc.	78/975,636	11/21/2001	2,968,801	7/12/2005
COINHEAD	United States	016	Washington Mutual, Inc.	78/094,733	11/21/2001	3,177,596	11/28/2006
COINHEAD DESIGN	United States	036 042	Washington Mutual, Inc.	78/975,792	11/27/2001	2,929,894	3/1/2005
COINHEAD DESIGN	United States	041	Washington Mutual, Inc.	78/095,352	11/27/2001	2,925,700	2/8/2005
COINHEAD DESIGN	United States	036	Washington Mutual, Inc.	76/258,638	5/17/2001	2,569,903	5/14/2002
COINHEAD DESIGN	United States	016	Washington Mutual, Inc.	76/258,637	5/17/2001	2,540,354	2/19/2002
COLOR PLUM TRADE DRESS	United States	036	Washington Mutual, Inc.	76/388,007	3/28/2002	3,164,183	10/24/2006
EQUITY YOUR WAY	United States	036	Washington Mutual, Inc.	78/298,229	9/9/2003	3,169,358	11/7/2006
FREE CHECKING, FREE SMILES	United States	036	Washington Mutual, Inc.	78/975,324	8/8/2001	2,841,863	5/11/2004
FREEDOM FLYAWAY	Washington	041	Washington Mutual, Inc.	50980	6/26/2006	50980	8/3/2006
GRUBSTAKE	United States	041	Washington Mutual, Inc.	78/094,720	11/21/2001	3,013,731	11/8/2005
GRUBSTAKE	United States	042	Washington Mutual, Inc.	78/094,721	11/21/2001	3,011,924	11/1/2005
GRUBSTAKE	United States	016	Washington Mutual, Inc.	78/094,717	11/21/2001	3,011,923	11/1/2005
GRUBSTAKE	United States	036	Washington Mutual, Inc.	78/975,703	11/21/2001	2,921,804	1/25/2005
GRUBSTAKE Design	United States	016	Washington Mutual, Inc.	78/095,356	11/27/2001	2,981,659	8/2/2005
GRUBSTAKE Design	United States	036	Washington Mutual, Inc.	78/095,357	11/27/2001	3,032,741	12/20/2005
GRUBSTAKE Design	United States	041	Washington Mutual, Inc.	78/095,359	11/27/2001	3,032,742	12/20/2005
GRUBSTAKE Design	United States	042	Washington Mutual, Inc.	78/095,360	11/27/2001	3,032,743	12/20/2005
HOME CREST	United States	035 039	Washington Mutual, Inc.	78/287,724	8/14/2003

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
HOME CREST	United States	036	Washington Mutual, Inc.	78/287,725	8/14/2003	3,127,548	8/8/2006
HOME CREST INSURANCE SERVICES, INC. and Design	United States	036	Washington Mutual, Inc.	78/375,619	2/27/2004	3,127,626	8/8/2006
HOME OF THE FREE	United States	036	Washington Mutual, Inc.	78/065,637	5/24/2001	2,783,095	11/11/2003
HOME OF THE FREE	United States	042	Washington Mutual, Inc.	78/138,795	6/25/2002	2,841,601	5/11/2004
HOME OF THE FREE	United States	041	Washington Mutual, Inc.	78/138,800	6/25/2002	2,846,510	5/25/2004
HOME OF THE FREE	United States	036	Washington Mutual, Inc.	78/975,344	6/25/2002	2,857,016	6/22/2004
ID THEFT INSPECT	United States	036	Washington Mutual, Inc.	78/353,387	1/16/2004	3,048,704	1/24/2006
ID THEFT INSPECT	United States	035 045	Washington Mutual, Inc.	78/353,389	1/16/2004	3,048,705	1/24/2006
I’M WITH THE BANK	United States	038	Washington Mutual, Inc.	77/115,257	2/23/2007
I’M WITH THE BANK	United States	036	Washington Mutual, Inc.	77/115,252	2/23/2007
I’M WITH THE BANK	United States	041	Washington Mutual, Inc.	77/115,261	2/23/2007
I’M WITH THE BANK	United States	035	Washington Mutual, Inc.	77/115,249	2/23/2007
INSTANT BANKIFICATION	United States	045	Washington Mutual, Inc.	77/511,778	6/30/2008
INSTANT BANKIFICATION	United States	036	Washington Mutual, Inc.	77/511,777	6/30/2008
INSTANT BANKIFICATION	United States	035	Washington Mutual, Inc.	77/511,772	6/30/2008
INSTANT CHECKING	United States	035 036	Washington Mutual, Inc.	77/170,872	5/2/2007
INSTANT CLOSE	United States	036	Washington Mutual, Inc.	78/321,155	10/30/2003	3,276,108	8/7/2007
INVEST1TO1	Canada	000	Washington Mutual, Inc.	1,070,760	8/11/2000	TMA631,756	2/2/2005
INVEST1TO1	Community	036 038 042	Washington Mutual, Inc.	1804855	8/11/2000	1804855	12/19/2001
INVEST1TO1.COM	Community	036 042	Washington Mutual, Inc.	001807551	8/14/2000	001807551	6/9/2004
INVESTING OURSELVES BUILDING BETTER COMMUNITIES	United States	041	Washington Mutual, Inc.	78/129,050	5/15/2002	3,060,814	2/21/2006
INVESTING OURSELVES BUILDING BETTER COMMUNITIES	United States	036	Washington Mutual, Inc.	78/129,049	5/15/2002	2,957,876	5/31/2005
INVESTING OURSELVES BUILDING BETTER COMMUNITIES	United States	035	Washington Mutual, Inc.	78/129,048	5/15/2002	2,949,586	5/10/2005
LEARN, EARN, SAVE	United States	041	Washington Mutual, Inc.	78/078,309	8/8/2001	3,149,337	9/26/2006
MAS INTERES HUMANO	United States	036	Washington Mutual, Inc.	78/976,977	8/28/2003	3,166,814	10/31/2006
MONEYMAX PLUS	California	036	Washington Mutual, Inc.	054428	1/22/2001	054428	1/25/2001
MONEYMAX PLUS	Idaho	036	Washington Mutual, Inc.	N/A	2/1/2001	16834	2/2/2001
MONEYMAX PLUS	Utah	036	Washington Mutual, Inc.	N/A	1/30/2001	4876347	2/2/2001
MORE HUMAN INTEREST	United States	036	Washington Mutual, Inc.	76/228,013	3/21/2001	3,042,121	1/10/2006
MULTIPAY	United States	036	Washington Mutual, Inc.	77/199,596	6/7/2007
MUTUAL INTEREST	United States	016	Washington Mutual, Inc.	78/431,289	6/7/2004	3,160,012	10/17/2006
MY WAMU PERKS	United States	036	Washington Mutual, Inc.	77/475,589	5/15/2008
MY WAMU PERKS	United States	035	Washington Mutual, Inc.	77/475,531	5/15/2008
OCCASIO	United States	036	Washington Mutual, Inc.	76/155,069	10/27/2000	3,006,115	10/11/2005
OPTIMUM PRICING	United States	036	Washington Mutual, Inc.	78/664,950	7/6/2005	3,292,441	9/11/2007
OPTIS	Community	009 036 042	Washington Mutual, Inc.	1852680	9/13/2000	1852680	12/12/2001
OPTIS	United States	036	Washington Mutual, Inc.	76/975,761	3/15/2000	2,835,305	4/20/2004
PEOPLE ARE OUR FOUNDATION, SERVICE IS OUR PRIORITY Chinese C	United States	036	Washington Mutual, Inc.	76/276,930	6/25/2001	2,933,523	3/15/2005
PERSONAL BILL PAY	United States	036	Washington Mutual, Inc.	78/306,280	9/26/2003	2,990,743	8/30/2005
PERSONAL EQUITY MANAGER	United States	036	Washington Mutual, Inc.	78/305,006	9/24/2003	2,953,879	5/17/2005
PLATINUM PROTECT	United States	036	Washington Mutual, Inc.	77/377,955	1/22/2008

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
PLATINUM PROTECT	United States	035	Washington Mutual, Inc.	77/377,954	1/22/2008
PLATINUM PROTECT	United States	009	Washington Mutual, Inc.	77/377,953	1/22/2008
POWER OF YES, THE	Australia	036	Washington Mutual, Inc.	929041	10/2/2002	929041	4/27/2004
POWER OF YES, THE	New Zealand	036	Washington Mutual, Inc.	665725	10/1/2002	665725	2/3/2003
POWER OF YES, THE	United States	036	Washington Mutual, Inc.	75/545,591	8/31/1998	2,381,822	8/29/2000
PROTECTING WHAT MATTERS	United States	036	Washington Mutual, Inc.	78/219,101	2/26/2003	2,802,535	1/6/2004
PROTECTING WHAT MATTERS	United States	036	Washington Mutual, Inc.	78/258,972	6/5/2003	3,018,471	11/22/2005
PUT YOUR MONEY WHERE YOUR MOUSE IS	United States	036	Washington Mutual, Inc.	78/078,296	8/8/2001	3,117,803	7/18/2006
REAL INFORMATION	United States	035 036 045	Washington Mutual, Inc.	78/838,882	3/16/2006
REAL PRIVACY	United States	036	Washington Mutual, Inc.	77/487,889	5/30/2008
REAL PRIVACY	United States	045	Washington Mutual, Inc.	77/487,890	5/30/2008
REAL PRIVACY	United States	035	Washington Mutual, Inc.	77/487,888	5/30/2008
REAL PRIVACY PLUS	United States	045	Washington Mutual, Inc.	77/487,894	5/30/2008
REAL PRIVACY PLUS	United States	035	Washington Mutual, Inc.	77/487,892	5/30/2008
REAL PRIVACY PLUS	United States	036	Washington Mutual, Inc.	77/487,893	5/30/2008
RETIREMENT MADE EASY	United States	036	Washington Mutual, Inc.	78/979,688	6/9/2006	3,416,280	4/22/2008
RETIREMENT MADE EASY	United States	041	Washington Mutual, Inc.	78/905,283	6/9/2006
REWARDS YOU AND YOUR PET WILL LOVE	United States	035	Washington Mutual, Inc.	77/347,297	12/7/2007
REWARDS YOU AND YOUR PET WILL LOVE	United States	036	Washington Mutual, Inc.	77/347,298	12/7/2007
SAVINGS FOR SUCCESS	United States	036	Washington Mutual, Inc.	77/427,853	3/20/2008	3,608,303	4/21/2009
SHORTY	United States	042	Washington Mutual, Inc.	78/094,729	11/21/2001	3,036,404	12/27/2005
SHORTY	United States	041	Washington Mutual, Inc.	78/094,728	11/21/2001	3,013,732	11/8/2005
SHORTY	United States	036	Washington Mutual, Inc.	78/094,727	11/21/2001	3,007,727	10/18/2005
SHORTY	United States	036	Washington Mutual, Inc.	78/975,736	11/21/2001	2,934,264	3/15/2005
SHORTY	United States	036	Washington Mutual, Inc.	78/975,655	11/21/2001	2,921,803	1/25/2005
SHORTY	United States	016	Washington Mutual, Inc.	78/094,725	11/21/2001	3,046,707	1/17/2006
SHORTY	United States	016	Washington Mutual, Inc.	78/975,764	11/21/2001	2,934,266	3/15/2005
SHORTY DESIGN	United States	036	Washington Mutual, Inc.	78/975,859	11/27/2001	2,946,845	5/3/2005
SHORTY DESIGN	United States	041	Washington Mutual, Inc.	78/095,366	11/27/2001	3,036,406	12/27/2005
SHORTY DESIGN	United States	016	Washington Mutual, Inc.	78/095,363	11/27/2001	3,036,405	12/27/2005
SHORTY DESIGN	United States	042	Washington Mutual, Inc.	78/975,853	11/27/2001	2,935,580	3/22/2005
SIMPLE LOAN MANAGER	United States	036	Washington Mutual, Inc.	77/114,750	2/23/2007
SIMPLE LOAN MANAGER	United States	042	Washington Mutual, Inc.	77/114,755	2/23/2007
SIMPLE LOAN MANAGER	United States	009	Washington Mutual, Inc.	77/114,744	2/23/2007
SMILE MAKER	United States	035	Washington Mutual, Inc.	77/280,365	9/14/2007	3,469,212	7/15/2008
SMILING ALL THE WAY TO THE BANK	United States	036	Washington Mutual, Inc.	78/641,622	6/1/2005	3,565,890	1/20/2009
SMILING ALL THE WAY TO THE BANK	United States	036	Washington Mutual, Inc.	77/489,156	6/2/2008	3,560,762	1/13/2009
SOLID START	United States	041	Washington Mutual, Inc.	78/503,991	10/21/2004	3,163,705	10/24/2006
SPOTLIGHT ON TEACHERS	United States	036	Washington Mutual, Inc.	78/975,342	5/10/2002	2,861,686	7/6/2004
SPOTLIGHT ON TEACHERS	United States	041	Washington Mutual, Inc.	78/975,343	5/10/2002	2,861,687	7/6/2004
THE BUCK-FIFTY STOPS HERE	United States	036	Washington Mutual, Inc.	76/116,050	8/24/2000	2,872,030	8/10/2004
THE CARD THAT REWARDS YOU AND YOUR PET.	United States	036	Washington Mutual, Inc.	77/341,656	11/30/2007
THE CARD THAT REWARDS YOU AND YOUR PET.	United States	035	Washington Mutual, Inc.	77/341,651	11/30/2007
TOUCHDOWNS FOR TOTS	United States	036	Washington Mutual, Inc.	78/780,489	12/23/2005	3,168,604	11/7/2006
TRUSTED BANKING	United States	036	Washington Mutual, Inc.	77/389,466	2/5/2008

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
TURN UP YOUR BANK	United States	036	Washington Mutual, Inc.	77/115,232	2/23/2007
TURN UP YOUR BANK	United States	035	Washington Mutual, Inc.	77/115,268	2/23/2007
TURN UP YOUR BANK	United States	038	Washington Mutual, Inc.	77/115,243	2/23/2007
TURN UP YOUR BANK	United States	041	Washington Mutual, Inc.	77/115,241	2/23/2007
W LOGO	Canada	000	Washington Mutual, Inc.	1,336,143	2/20/2007
W LOGO	Canada	000	Washington Mutual, Inc.	1,408,827	8/20/2008
W LOGO	Canada	000	Washington Mutual, Inc.	894,960	10/30/1998	TMA606,084	3/23/2004
W LOGO	Mexico	045	Washington Mutual, Inc.	840925	3/7/2007	1011603	11/16/2007
W LOGO	Mexico	016	Washington Mutual, Inc.	840927	3/7/2007	1016741	12/7/2007
W LOGO	Mexico	035	Washington Mutual, Inc.	840930	3/7/2007	1016742	12/7/2007
W LOGO	Mexico	041	Washington Mutual, Inc.	840926	3/7/2007	1107191	6/22/2009
W LOGO	Mexico	036	Washington Mutual, Inc.	840929	3/7/2007	1020059	1/21/2008
W LOGO	Mexico	035	Washington Mutual, Inc.	962873	9/23/2008
W LOGO	Mexico	038	Washington Mutual, Inc.	956009	8/20/2008	1104668	6/10/2009
W LOGO	Mexico	009	Washington Mutual, Inc.	840928	3/7/2007	992763	7/16/2007
W LOGO	United States	036	Washington Mutual, Inc.	75/515,416	7/8/1998	2,588,771	7/2/2002
W LOGO	United States	009	Washington Mutual, Inc.	78/818,113	2/17/2006	3,510,022	9/30/2008
W LOGO	United States	036	Washington Mutual, Inc.	77/548,644	8/15/2008
W LOGO	United States	036	Washington Mutual, Inc.	77/489,168	6/2/2008	3,560,767	1/13/2009
W LOGO	United States	035	Washington Mutual, Inc.	77/489,166	6/2/2008	3,560,766	1/13/2009
W LOGO	United States	036 045	Washington Mutual, Inc.	77/103,111	2/8/2007
W LOGO	United States	036	Washington Mutual, Inc.	78/818,110	2/17/2006
W LOGO	United States	035	Washington Mutual, Inc.	77/529,939	7/23/2008
W LOGO	United States	041	Washington Mutual, Inc.	78/818,123	2/17/2006
W LOGO	United States	036 038 041	Washington Mutual, Inc.	77/402,034	2/20/2008
W LOGO II	Australia	036	Washington Mutual, Inc.	929039	10/2/2002	929039	4/27/2004
W LOGO II	Canada	000	Washington Mutual, Inc.	1,037,878	11/29/1999	TMA606,315	3/26/2004
W LOGO II	Canada	000	Washington Mutual, Inc.	891,859	9/30/1998	TMA623,122	10/21/2004
W LOGO II	Canada	000	Washington Mutual, Inc.	1,155,478	10/9/2002	TMA736,155	3/11/2009
W LOGO II	Community	009 035 036	Washington Mutual, Inc.	002878668	10/4/2002	002878668	11/18/2004
W LOGO II	Japan	036	Washington Mutual, Inc.	2002-089938	10/23/2002	4753769	3/5/2004
W LOGO II	New Zealand	036	Washington Mutual, Inc.	665724	10/1/2002	665724	2/3/2003
W LOGO II	United States	041	Washington Mutual, Inc.	76/155,532	10/27/2000	2,919,255	1/18/2005
W LOGO II	United States	036	Washington Mutual, Inc.	75/515,419	7/8/1998	2,478,344	8/14/2001
W LOGO II	United States	009 036	Washington Mutual, Inc.	75/714,879	5/27/1999	2,368,337	7/18/2000
W LOGO II	United States	035	Washington Mutual, Inc.	76/159,039	11/3/2000	2,847,884	6/1/2004
W LOGO II	United States	036	Washington Mutual, Inc.	78/129,390	5/16/2002	2,911,603	12/14/2004
W WASHINGTON & WATERMARK WALLPAPER BANNER DESIGN	United States	036	Washington Mutual, Inc.	76/387,923	3/28/2002	2,990,870	9/6/2005
W WASHINGTON MUTUAL CIRCLE Design	United States	009	Washington Mutual, Inc.	78/661,736	6/30/2005	3,313,767	10/16/2007
W WASHINGTON MUTUAL CIRCLE Design	United States	036	Washington Mutual, Inc.	78/661,742	6/30/2005	3,593,036	3/17/2009
WAMOOLA	United States	028	Washington Mutual, Inc.	78/428,943	6/2/2004	3,130,751	8/15/2006
WAMOOLA FOR COMMUNITIES	United States	036	Washington Mutual, Inc.	78/465,513	8/11/2004	3,127,786	8/8/2006
WAMOOLA FOR L.I.F.E.	United States	041	Washington Mutual, Inc.	78/428,940	6/2/2004	3,018,739	11/22/2005
WAMOOLA FOR L.I.F.E.	United States	036	Washington Mutual, Inc.	78/428,939	6/2/2004	3,169,485	11/7/2006

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
WAMOOLA FOR SCHOOLS	United States	036	Washington Mutual, Inc.	78/354,840	1/21/2004	3,139,843	9/5/2006
WAMOOLA FOR SCHOOLS	United States	009	Washington Mutual, Inc.	78/354,838	1/21/2004	3,169,399	11/7/2006
WAMOOLA FOR SCHOOLS	United States	036	Washington Mutual, Inc.	75/763,731	7/29/1999	2,496,917	10/9/2001
WAMOVE-IT	United States	036	Washington Mutual, Inc.	78/435,686	6/15/2004	3,130,764	8/15/2006
WAMU	Australia	036	Washington Mutual, Inc.	929037	10/2/2002	929037	5/22/2003
WAMU	Canada	000	Washington Mutual, Inc.	1,408,828	8/20/2008
WAMU	Canada	000	Washington Mutual, Inc.	1,335,316	2/14/2007
WAMU	Canada	000	Washington Mutual, Inc.	1,037,879	11/29/1999	TMA622,822	10/19/2004
WAMU	Canada	000	Washington Mutual, Inc.	891,858	9/30/1998	TMA623,092	10/21/2004
WAMU	Community	009 035 036	Washington Mutual, Inc.	002878692	10/4/2002	002878692	1/17/2005
WAMU	Mexico	038	Washington Mutual, Inc.	956010	8/20/2008	1108925	7/6/2009
WAMU	Mexico	035	Washington Mutual, Inc.	835894	2/12/2007	1019718	1/17/2008
WAMU	Mexico	009	Washington Mutual, Inc.	835898	2/12/2007	989403	6/25/2007
WAMU	Mexico	045	Washington Mutual, Inc.	835891	2/12/2007	996034	8/3/2007
WAMU	Mexico	016	Washington Mutual, Inc.	835896	2/12/2007	1004053	9/26/2007
WAMU	Mexico	036	Washington Mutual, Inc.	835893	2/12/2007	990179	6/27/2007
WAMU	Mexico	041	Washington Mutual, Inc.	835892	2/12/2007	1055953	8/26/2008
WAMU	New Zealand	036	Washington Mutual, Inc.	666026	10/2/2002	666026	4/3/2003
WAMU	United States	036	Washington Mutual, Inc.	77/548,653	8/15/2008
WAMU	United States	035	Washington Mutual, Inc.	77/529,937	7/23/2008
WAMU	United States	036 038 041	Washington Mutual, Inc.	77/402,035	2/20/2008
WAMU	United States	035 036	Washington Mutual, Inc.	75/523,268	7/22/1998	2,315,782	2/8/2000
WAMU	United States	036	Washington Mutual, Inc.	75/719,116	5/28/1999	2,483,253	8/28/2001
WAMU	United States	036	Washington Mutual, Inc.	77/489,165	6/2/2008	3,560,765	1/13/2009
WAMU	United States	035	Washington Mutual, Inc.	77/489,160	6/2/2008	3,560,763	1/13/2009
WAMU	United States	009	Washington Mutual, Inc.	78/980,580	8/21/2006	3,532,722	11/11/2008
WAMU	United States	036 045	Washington Mutual, Inc.	77/103,109	2/8/2007
WAMU	United States	009	Washington Mutual, Inc.	78/956,846	8/21/2006
WAMU	United States	036	Washington Mutual, Inc.	78/949,868	8/10/2006	3,538,957	11/25/2008
WAMU	United States	041	Washington Mutual, Inc.	78/953,663	8/16/2006
WAMU	United States	041	Washington Mutual, Inc.	78/957,038	8/21/2006
WAMU	United States	036	Washington Mutual, Inc.	78/957,035	8/21/2006
WAMU	United States	016	Washington Mutual, Inc.	78/956,852	8/21/2006
WAMU	United States	035	Washington Mutual, Inc.	78/956,855	8/21/2006
WAMU 1031 EXCHANGE	United States	036	Washington Mutual, Inc.	78/949,867	8/10/2006	3,529,315	11/4/2008
WAMU 1031 EXCHANGE	United States	041	Washington Mutual, Inc.	78/953,666	8/16/2006	3,566,059	1/20/2009
WAMU BONUS BUCKS	United States	036	Washington Mutual, Inc.	77/142,554	3/28/2007
WAMU BONUS BUCKS	United States	035	Washington Mutual, Inc.	77/142,563	3/28/2007
WAMU CAPITAL	United States	036	Washington Mutual, Inc.	78/096,840	12/5/2001	3,268,921	7/24/2007
WAMU COMMUNITY ACCESS	United States	036	Washington Mutual, Inc.	77/155,453	4/12/2007	3,505,989	9/23/2008
WAMU DIRECT	Denmark	009 035 036	Washington Mutual, Inc.	200504868	11/7/2005	VR 2005	11/21/2005
WAMU DIRECT	United States	036	Washington Mutual, Inc.	78/661,728	6/30/2005	3,415,723	4/22/2008
WAMU EQUITY PLUS	United States	036	Washington Mutual, Inc.	78/649,678	6/13/2005	3,291,722	9/11/2007

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
WAMU FREE CHECKING	United States	036	Washington Mutual, Inc.	77/496,903	6/11/2008	3,630,020	6/2/2009
WAMU FREE CHECKING	United States	036	Washington Mutual, Inc.	78/785,949	1/5/2006	3,473,838	7/22/2008
WAMU FREE CHECKING	United States	035	Washington Mutual, Inc.	77/496,898	6/11/2008	3,704,154	11/3/2009
WAMU FREE CHECKING	United States	045	Washington Mutual, Inc.	77/496,909	6/11/2008	3,564,336	1/20/2009
WAMU HOME LOANS	United States	036	Washington Mutual, Inc.	78/232,173	3/31/2003	2,879,308	8/31/2004
WAMU INCENT	United States	035	Washington Mutual, Inc.	77/547,682	8/14/2008
WAMU INVESTMENTS	United States	036	Washington Mutual, Inc.	77/273,614	9/6/2007
WAMU KIDS	United States	041	Washington Mutual, Inc.	78/227,487	3/19/2003	2,813,142	2/10/2004
WAMU KIDS	United States	036	Washington Mutual, Inc.	78/227,482	3/19/2003	2,813,141	2/10/2004
WAMU LIVE!	United States	036	Washington Mutual, Inc.	77/115,183	2/23/2007	3,599,069	3/31/2009
WAMU LIVE!	United States	041	Washington Mutual, Inc.	77/975,813	2/23/2007	3,522,371	10/21/2008
WAMU LIVE!	United States	038	Washington Mutual, Inc.	77/975,814	2/23/2007	3,518,040	10/14/2008
WAMU LIVE!	United States	035	Washington Mutual, Inc.	77/115,186	2/23/2007
WAMU LIVE!	United States	038	Washington Mutual, Inc.	77/115,178	2/23/2007
WAMU LIVE!	United States	041	Washington Mutual, Inc.	77/115,174	2/23/2007
WAMU LIVE!	United States	035	Washington Mutual, Inc.	77/975,815	2/23/2007	3,522,372	10/21/2008
WAMU MORTGAGE PLUS	United States	036	Washington Mutual, Inc.	78/649,674	6/13/2005	3,291,721	9/11/2007
WAMU REAL REWARDS	United States	036	Washington Mutual, Inc.	77/109,922	2/16/2007	3,517,180	10/14/2008
WAMU REAL REWARDS	United States	035	Washington Mutual, Inc.	77/109,925	2/16/2007	3,517,181	10/14/2008
WAMU THEATER	United States	043	Washington Mutual, Inc.	77/194,309	5/31/2007	3,525,028	10/28/2008
WAMU THEATER	United States	035 041	Washington Mutual, Inc.	77/194,312	5/31/2007
WAMU WITH W LOGO	Canada	000	Washington Mutual, Inc.	1,408,826	8/20/2008
WAMU WITH W LOGO	Mexico	035	Washington Mutual, Inc.	956006	8/20/2008	1102754	5/28/2009
WAMU WITH W LOGO	Mexico	036	Washington Mutual, Inc.	956007	8/20/2008	1105359	6/12/2009
WAMU WITH W LOGO	Mexico	038	Washington Mutual, Inc.	956008	8/20/2008	1102755	5/28/2009
WAMU WITH W LOGO	United States	016	Washington Mutual, Inc.	78/971,677	9/11/2006
WAMU WITH W LOGO	United States	009	Washington Mutual, Inc.	78/971,669	9/11/2006
WAMU WITH W LOGO	United States	009	Washington Mutual, Inc.	78/980,556	9/11/2006	3,518,533	10/14/2008
WAMU WITH W LOGO	United States	035	Washington Mutual, Inc.	77/489,162	6/2/2008	3,560,764	1/13/2009
WAMU WITH W LOGO	United States	041	Washington Mutual, Inc.	78/971,691	9/11/2006
WAMU WITH W LOGO	United States	035	Washington Mutual, Inc.	78/971,679	9/11/2006
WAMU WITH W LOGO	United States	036 045	Washington Mutual, Inc.	77/103,117	2/8/2007
WAMU WITH W LOGO	United States	036	Washington Mutual, Inc.	77/548,646	8/15/2008
WAMU WITH W LOGO	United States	036 038 041	Washington Mutual, Inc.	77/402,030	2/20/2008
WAMU WITH W LOGO	United States	035	Washington Mutual, Inc.	77/529,941	7/23/2008
WAMU WITH W LOGO	United States	036	Washington Mutual, Inc.	77/489,170	6/2/2008	3,563,908	1/20/2009
WAMU WITH W LOGO	United States	036	Washington Mutual, Inc.	78/971,685	9/11/2006
WAMU.COM	Canada	000	Washington Mutual, Inc.	1,041,328	12/30/1999	TMA620,975	9/29/2004
WAMU.COM	Community	036 038 042	Washington Mutual, Inc.	1446863	1/3/2000	1446863	7/17/2001
WAMU.COM	United States	036	Washington Mutual, Inc.	75/742,362	7/2/1999	2,498,860	10/16/2001
WAMUINS	United States	036	Washington Mutual, Inc.	76/977,685	2/1/2001	3,002,461	9/27/2005
WAMUINS.COM and Design	United States	036	Washington Mutual, Inc.	76/976,846	2/1/2001	2,887,396	9/21/2004
WAMUMORTGAGE.COM	Australia	036	Washington Mutual, Inc.	818164	12/22/1999	818164	7/14/2000
WAMUMORTGAGE.COM	United Kingdom	036	Washington Mutual, Inc.	2218071	12/22/1999	2218071	2/9/2001

Mark	Country	Class	Current Owner	App. No.	App. Date	Reg. No.	Reg. Date
WASHINGTON MUTUAL	Australia	036	Washington Mutual, Inc.	929035	10/2/2002	929035	11/8/2004
WASHINGTON MUTUAL	Canada	000	Washington Mutual, Inc.	1,037,877	11/29/1999	TMA593,025	10/24/2003
WASHINGTON MUTUAL	Canada	000	Washington Mutual, Inc.	894,958	10/30/1998	TMA616,271	8/4/2004
WASHINGTON MUTUAL	Canada	000	Washington Mutual, Inc.	1,155,477	10/9/2002
WASHINGTON MUTUAL	Canada	000	Washington Mutual, Inc.	1,336,938	2/26/2007
WASHINGTON MUTUAL	Community	009 035 036	Washington Mutual, Inc.	002879484	10/4/2002	002879484	12/9/2004
WASHINGTON MUTUAL	Japan	036	Washington Mutual, Inc.	2002-089937	10/23/2002	4753768	3/5/2004
WASHINGTON MUTUAL	Mexico	041	Washington Mutual, Inc.	839035	2/27/2007	1054056	8/13/2008
WASHINGTON MUTUAL	Mexico	009	Washington Mutual, Inc.	838732	2/26/2007	993920	7/23/2007
WASHINGTON MUTUAL	Mexico	016	Washington Mutual, Inc.	839032	2/27/2007	988350	6/20/2007
WASHINGTON MUTUAL	Mexico	036	Washington Mutual, Inc.	839034	2/27/2007	1015610	11/30/2007
WASHINGTON MUTUAL	Mexico	045	Washington Mutual, Inc.	839036	2/27/2007	1055955	8/26/2008
WASHINGTON MUTUAL	Mexico	035	Washington Mutual, Inc.	839033	2/27/2007	1053164	8/11/2008
WASHINGTON MUTUAL	New Zealand	036	Washington Mutual, Inc.	665719	10/1/2002	665719	2/3/2003
WASHINGTON MUTUAL	United States	036	Washington Mutual, Inc.	75/515,420	7/8/1998	2,318,138	2/15/2000
WASHINGTON MUTUAL	United States	016 036	Washington Mutual, Inc.	75/715,723	5/27/1999	2,332,955	3/21/2000
WASHINGTON MUTUAL	United States	035	Washington Mutual, Inc.	76/976,677	11/3/2000	2,867,640	7/27/2004
WASHINGTON MUTUAL	United States	041	Washington Mutual, Inc.	76/155,066	10/27/2000	2,926,504	2/15/2005
WASHINGTON MUTUAL	United States	036	Washington Mutual, Inc.	78/129,389	5/16/2002	3,021,627	11/29/2005
WASHINGTON MUTUAL	United States	009	Washington Mutual, Inc.	78/960,103	8/24/2006	3,329,552	11/6/2007
WASHINGTON MUTUAL	United States	036	Washington Mutual, Inc.	78/975,992	5/16/2002	2,980,037	7/26/2005
WASHINGTON MUTUAL BANK (Chinese Characters)	United States	036	Washington Mutual, Inc.	75/601,482	12/9/1998	2,775,934	10/21/2003
WASHINGTON MUTUAL BANK (Chinese Characters)	United States	036	Washington Mutual, Inc.	75/697,864	5/4/1999	2,795,108	12/16/2003
WASHINGTON MUTUAL COMMUNITY ACCESS	United States	036	Washington Mutual, Inc.	78/975,413	6/21/2002	2,861,690	7/6/2004
WASHINGTONMUTUAL.COM	Community	036 038 042	Washington Mutual, Inc.	1447085	1/3/2000	1447085	7/23/2001
WE HAVE LISTENERS NOT TELLERS	United States	036	Washington Mutual, Inc.	77/288,749	9/25/2007
WESTERN BANK and Design	United States	016	Washington Mutual, Inc.	75/716,086	5/27/1999	2,884,514	9/14/2004
WHOO HOO	United States	036	Washington Mutual, Inc.	77/357,506	12/20/2007
WM	United States	036	Washington Mutual, Inc.	75/515,417	7/8/1998	2,884,500	9/14/2004
WM FINANCIAL SERVICES	United States	036	Washington Mutual, Inc.	75/373,844	10/16/1997	2,793,366	12/16/2003
WM FINANCIAL SERVICES, INC. (STYLIZED)	United States	036	Washington Mutual, Inc.	75/377,675	10/22/1997	2,831,033	4/13/2004
WM GROUP OF FUNDS	United States	036	Washington Mutual, Inc.	75/450,218	3/13/1998	2,881,909	9/7/2004
WM MORNING REPORT	United States	036	Washington Mutual, Inc.	75/637,988	2/8/1999	2,913,411	12/21/2004
WM MUTUAL FUNDS	United States	036	Washington Mutual, Inc.	75/442,730	3/2/1998	2,998,505	9/20/2005
YOU SHOP. SCHOOLS WIN.	United States	036	Washington Mutual, Inc.	78/677,893	7/25/2005	3,153,431	10/10/2006
YOUR PET. YOUR CARD. PERFECT TOGETHER.	United States	036	Washington Mutual, Inc.	77/341,631	11/30/2007
YOUR PET. YOUR CARD. PERFECT TOGETHER.	United States	035	Washington Mutual, Inc.	77/341,629	11/30/2007

Part II:  Patent/Patent Applications

PATENT
Title	Comments	App. No./ Patent No.	Filed/ Issued	Art Unit
SYSTEM FOR PROVIDING ENHANCED SYSTEMS MANAGEMENT, SUCH AS IN BRANCH BANKING	Granted	09/972,754 6,681,985	10/05/2001 01/27/2004	2876
PATENT APPLICATIONS
Title	Comments	App. No./	Filed	Art Unit
CLIENT-SERVER-TYPE SECURITY SYSTEM, SUCH AS A SECURITY SYSTEM FOR USE WITH COMPUTER NETWORK CONSUMER TRANSACTIONS	Abandoned	10/546,225	08/17/2005	3621
SYSTEM FOR AUTOMATICALLY TRANSFERRING ACCOUNT INFORMATION, SUCH AS INFORMATION REGARDING A FINANCIAL SERVICES ACCOUNT	On appeal	11/332,651	01/13/2005	3696
SERVICE OR SUPPLY CHAIN DIAGNOSTIC SYSTEMS, SUCH AS SYSTEMS FOR MEASURING AND LINKING ASSESSMENTS ACROSS AN ORGANIZATION	Awaiting first USPTO Action	11/388,704	03/24/2006	3627
SYSTEMS AND METHODS FOR OPENING, FUNDING, AND MANAGING FINANCIAL ACCOUNTS	Awaiting first USPTO Action	11/522,294	09/15/2006	3694
SYSTEMS AND METHODS FOR OPENING, FUNDING, AND/OR USING A FINANCIAL ACCOUNT, SUCH AS A CHECKING ACCOUNT	Awaiting next USPTO Action	11/735,310	04/13/07	3694
METHODS AND SYSTEMS FOR ANALYZING DIRECT MAIL MARKETING PROGRAMS	Awaiting first USPTO Action	12/056,759	03/27/08	3692
METHOD AND SYSTEM FOR EVALUATING A CUSTOMER OF A FINANCIAL INSTITUTION	Abandoned	11/412,148	04/26,2006

Part III:  Domain Names

1031wamu.com	wamoola.net	wamumsc.org
1031wamu.net	wamoola.org	wamumsc.us
1031wamu.org	wamoolaforschools.com	wamunet.com
1877wamuins.com	wamoolaforschools.net	wamunet.net
1877wamuins.net	wamoolaforschools.org	wamunet.org
1877wamuins.org	wamoveit.biz	wamunewaccounts.com
1to1investing.com	wamove-it.biz	wamunewaccounts.net
1to1investing.net	wamoveit.com	wamunewaccounts.org
1to1investing.org	wamove-it.com	wamunewjobs.com
1to1investments.com	wamoveit.net	wamu-newjobs.com
1to1investments.net	wamove-it.net	wamunewjobs.net
1to1investments.org	wamoveit.org	wamu-newjobs.net
1to1planning.com	wamove-it.org	wamunewjobs.org
1to1planning.net	wamoves.com	wamu-newjobs.org
1to1planning.org	wamoves.net	wamunewsroom.biz
aboutprovidian.com	wamoves.org	wamunewsroom.com
accessmyservices.com	wamu.be	wamunewsroom.info
accessyouraccount.com	wamu.biz	wamunewsroom.us
adtrewardsmastercard.com	wamu.com	wamunonprimesecurities.com
adtrewardsvisa.com	wamu.eu	wamunonprimesecurities.net
advantage90.com	wamu.info	wamunonprimesecurities.org
advantage90.net	wamu.jobs	wamuoffers.com
advantage90.org	wamu.mobi	wamuoffers.net
americasleadinglender.biz	wamu.net	wamuoffers.org
americasleadinglender.com	wamu.us	wamuone.biz
americasleadinglender.info	wamu1.biz	wamu-one.biz
americasleadinglender.net	wamu-1.biz	wamuone.com
americasleadinglender.org	wamu1.com	wamu-one.com
americaslendingleader.biz	wamu-1.com	wamuone.info
americaslendingleader.com	wamu1.info	wamu-one.info
americaslendingleader.info	wamu-1.info	wamuone.net
americaslendingleader.net	wamu1.net	wamu-one.net
americaslendingleader.org	wamu-1.net	wamuone.org
apostolnotice.com	wamu1.org	wamu-one.org
apply4smartvisa.biz	wamu-1.org	wamuonline.biz
apply4smartvisa.com	wamu1031.com	wamuonline.com
apply4visa.com	wamu-1031.com	wamuonline.info
applyaria.com	wamu1031.net	wamu-online.name
applyforsmartvisa.biz	wamu-1031.net	wamuonline.net
applyforsmartvisa.com	wamu1031.org	wamuonline.org
applyprovidian.com	wamu-1031.org	wamuonline.us
bankerspen.org	wamu1031ex.com	wamuonlinebanking.biz
basspointsvisa.com	wamu1031ex.net	wamu-onlinebanking.com
basspoundsvisa.com	wamu1031ex.org	wamuonlinebanking.info
bassrewardsmastercard.com	wamu1031exchange.com	wamuonlinebanking.net
bassrewardsvisa.com	wamu1031exchange.net	wamuonlinebanking.org
bhgcard.com	wamu1031exchange.org	wamuonlinebanking.us
bhgcard.net	wamu1031service.org	wamuonlione.com
bhgcard.org	wamu1031services.com	wamuontheair.com
bhgmc.org	wamu1031services.net	wamuontheair.net
bhgmastercard.com	wamu1031service.com	wamuontheair.org
bhgmastercard.net	wamu1031services.org	wamuops.net
bhgmastercard.org	wamu1031x.com	wamuperks.com
bhgmc.com	wamu1031x.net	wamuperks.net
bhgmc.net	wamu1031x.org	wamuperks.org
bhgmc.org	wamu1031xchange.com	wamupersonalbanking.com
bhgrewards.com	wamu1031xchange.net	wamupersonalbanking.net
bhgrewards.net	wamu1031xchange.org	wamupersonalbanking.org
bhgrewards.org	wamuaa.com	wamu-personal-direct.com
binettinotice.com	wamuaccountonline.com	wamu-personal-direct.net
binettinotice.net	wamuaccountsonline.com	wamu-personal-direct.org
binettinotice.net	wamuacountonline.com	wamuphotos.com
binettinotice.org	wamuappraisal.biz	wamuphotos.net
boldpugetsound.com	wamuappraisal.com	wamuphotos.org
boldpugetsound.net	wamu-appraisal.com	wamuplatinumvisa.com

boldpugetsound.org	wamuappraisal.info	wamuplatinumvisa.net
californiareconveyance.com	wamuappraisal.net	wamuplatinumvisa.org
cardcustomization.com	wamuappraisal.org	wamupreferredvisa.com
cardcustomization.net	wamuappraisal.us	wamupreferredvisa.net
cardcustomization.org	wamuappraisals.com	wamupreferredvisa.org
cardservicing.com	wamubank.com	wamupreierbroker.biz
chattinwiththepen.com	wamubank.net	wamupreierebroker.biz
commerceservicecorp.com	wamubank.org	wamupremierbroker.biz
commerceservicecorp.net	wamu-bank-direct.com	wamupremierbroker.com
commerceservicecorp.org	wamu-bank-direct.net	wamupremierbroker.info
commerceservicescorp.com	wamu-bank-direct.org	wamupremierbroker.net
commercialcapital.com	wamubanking.com	wamupremierbroker.org
cookingvisa.com	wamubanking.net	wamupremierbroker.us
csc-wamu.com	wamubanking.org	wamupremierebroker.biz
democraticvisa.com	wamubeijing.com	wamupremierebroker.com
depositwamu.com	wamubillpay.com	wamupremierebroker.info
dimecornet.com	wamubillpay.net	wamupremierebroker.net
directwamu.com	wamubillpay.org	wamupremierebroker.org
dubenefits.com	wamubizbank.com	wamupremierebroker.us
equityyourway.com	wamubizbank.net	wamuprepaid.com
equity-your-way.com	wamubizbank.org	wamuprepaid.net
equityyourway.net	wamubizcard.com	wamuprepaid.org
equity-your-way.net	wamubizcard.net	wamupresidentsclub.com
equityyourway.org	wamubizcard.org	wamuprierbroker.biz
equity-your-way.org	wamubonusbucks.com	wamuprimealtasecurities.com
espnrewardscard.com	wamubrand.com	wamuprimealtasecurities.net
espnrewardscard.net	wamubrand.net	wamuprimealtasecurities.org
espnrewardscard.org	wamubrand.org	wamuprojects.com
espnrewardsvisa.com	wamubrandcentral.com	wamuproperties.com
espnrewardsvisa2.com	wamubreakfastseries.com	wamuproperty.com
espnrewardsvisa2.net	wamubreakfastseries.net	wamuproperty.net
espnrewardsvisa2.org	wamubreakfastseries.org	wamuproperty.org
espnvisa.com	wamubroker.com	wamuprotection.com
extremereplayrewards.com	wamubroker.mobi	wamuprotection.net
firstselect.biz	wamubroker.net	wamuprotection.org
firstselect.info	wamubroker.org	wamurealestate.com
firstselectcorp.com	wamubusinessbank.com	wamurealestate.net
fishingvisa.com	wamubusinessbank.net	wamurealestate.org
freechecking.net	wamubusinessbank.org	wamurealrewards.com
freechecking.org	wamubusinessbanking.com	wamureception.com
freewamuchecking.com	wamubusinessbanking.net	wamurecognition.com
freewamuchecking.net	wamubusinessbanking.org	wamurewards.com
freewamuchecking.org	wamubusinesscard.com	wamurewards.net
friendofthefamily.com	wamubuys.biz	wamusalesmeetings.com
friendofthefamily.net	wamubuys.com	wamusbresources.com
friendofthefamily.org	wamubuys.info	wamusbresources.net
gardeningvisa.com	wamubuys.net	wamusbresources.org
getespnvisa.com	wamubuys.org	wamuschoolsavings.net
getespnvisa.net	wamubuys.us	wamuschoolsavings.org
getespnvisa.org	wamucampaigns.com	wamusecurities.com
getmastercardnow.com	wamucanhelp.com	wamusecurities.net
getmcnow.com	wamucapital.biz	wamusecurities.org
getmycabelasvisa.com	wamucapital.com	wamusenddirect.com
getmyreader.com	wamucapital.info	wamusenddirect.net
getmysmartvisa.biz	wamucapital.net	wamusenddirect.org
getmysmartvisa.com	wamucapital.org	wamusendirect.com
getmyvisa.com	wamucapital.us	wamusendirect.net
getmyvisanow.com	wamucapitalcorp.com	wamusendirect.org
getsmartvisa.biz	wamucapitalcorp.net	wamuship.com
getvisanow.com	wamucapitalcorp.org	wamusmallbusinesscard.com
getwamu.com	wamucard.biz	wamusmiles.com
getwamu.net	wamucard.com	wamusmiles.net
getwamu.org	wamu-card.com	wamusmiles.org
getwamucompanystore.com	wamucard.info	wamusog.com
getwamuvisa.com	wamucard.net	wamusog.net
getwamuvisa.net	wamucard.org	wamusog.org
getwamuvisa.org	wamucards.biz	wamustage.com
handymanvisa.com	wamucards.com	wamustaticpool.com

homeartsvisa.com	wamucards.info	wamustudentbanking.com
homecrest.biz	wamucards.net	wamustudentbanking.net
homecrest.info	wamucards.org	wamustudentbanking.org
homecrest.us	wamucardservices.com	wamusubprimesecurities.com
homecrestins.com	wamucashback.com	wamusubprimesecurities.net
homecrestins.net	wamucashbackforschools.com	wamusubprimesecurities.org
homecrestins.org	wamucashbackforschoolsprogram.com	wamusucks.com
homecrestinsurance.com	wamucc.com	wamusucksdirect.com
homecrestinsurance.net	wamucc.net	wamusucksdirect.net
homecrestinsurance.org	wamucc.org	wamusucksdirect.org
homeofthefree.com	wamucdauction.com	wamusummersavings.com
homeofthefree.net	wamucdauction.net	wamusummersavings.net
homeofthefree.us	wamucdauction.org	wamusummersavings.org
homeplusrewards.com	wamuchecking.com	wamusummitclub.com
homeplusvisa.com	wamuchecking.net	wamusurvey.com
homeside.com	wamuchecking.org	wamusweeps.com
homesidelending.com	wamucommercial.com	wamusweeps.net
hrccreditcard.com	wamucommercial.net	wamusweeps.org
hrcvisa.com	wamucommercial.org	wamusweepstakes.com
hrcvisa.net	wamucommercialbank.com	wamusweepstakes.net
hrcvisa.org	wamucommercialbank.net	wamusweepstakes.org
hsnrewardsvisa.com	wamucommercialbank.org	wamuthorson.com
hsnvisa.com	wamucommercialbanking.com	wamutrade.com
huntingvisa.com	wamucommercialbanking.net	wamutrade.net
idconfidential.com	wamucommercialbanking.org	wamutrade.org
idconfidential.net	wamucommercialsecurities.com	wamutravel.com
idconfidential.org	wamucommercialsecurities.net	wamutvads.com
identityconfidential.com	wamucommercialsecurities.org	wamutvads.net
identityconfidential.net	wamucommunities.com	wamutvads.org
identityconfidential.org	wamucommunities.net	wamuu.com
identitytheftinspect.com	wamucommunities.org	wamuuhomeloans.com
identitytheftinspect.net	wamucommunity.com	wamuvc.com
identitytheftinspect.org	wamu-com-personal-default-asp.com	wamuvc.net
identitytheftmonitor.net	wamucorporateprograms.com	wamuvc.org
identitytheftmonitor.org	wamucps.net	wamuventures.com
idtheftinspect.com	wamucre.com	wamuventures.net
idtheftinspect.net	wamucre.net	wamuventures.org
idtheftinspect.org	wamucre.org	wamuvisa.com
idtheftmonitor.com	wamucreative.com	wamuvisa.net
idtheftmonitor.net	wamucredit.com	wamuvisa.org
idtheftmonitor.org	wamucreditcard.com	wamuway.com
invest121.com	wamucreditcard.net	wamuway.net
invest121.net	wamucreditcard.org	wamuway.org
invest121.org	wamucreditcards.com	wamuwealthstrategies.com
invest1to1.biz	wamucreditcards.net	wamuwealthstrategies.net
invest1to1.com	wamucreditcards.org	wamuwealthstrategies.org
invest1to1.info	wamucrt.com	wamuwelcome.com
invest1to1.net	wamu-csc.com	wamuwelcome.net
invest1to1.org	wamucustomcontrol.com	wamuwelcome.org
invest1to1.us	wamucustomcontrol.net	wamuwholesale.com
invest1to1-com.us	wamucustomcontrol.org	wamuwinterfest.com
lawyersasset.net	wamudasboard.com	wamuxchange.biz
lawyersasset.org	wamudashbaord.com	wamuxchange.com
lbfc.com	wamudashboard.biz	wamuxchange.info
lbmcstaticpool.com	wamudashboard.com	wamuxchange.net
lbmlos.com	wamudashboard.info	wamuxchange.org
loans-wmfinance.com	wamudashboard.net	wamuxchangecompany.com
longbeachmortgage.com	wamudashboard.org	wamuxchangecompany.net
longbeachmortgage.org	wamudashboard.us	wamuxchangecompany.org
managingdreams.com	wamudemo.com	wamuxchangeservices.com
managingdreams.net	wamudemo.net	wamuxchangeservices.net
managingdreams.org	wamudemo.org	wamuxchangeservices.org
morehumaninterest.biz	wamudenverevents.com	wamuyes.com
morehumaninterest.com	wamudesign.com	wamuyes.net
morehumaninterest.info	wamudirect.biz	wamuyes.org
morehumaninterest.net	wamu-direct.biz	warnu.com
morehumaninterest.org	wamudirect.com	warnu.net
morehumaninterest.us	wamu-direct.com	warnu.org

mortimerfoleyiii.com	wamudirect.eu	washingonmutual.com
myaccountservices.com	wamudirect.info	washingtongmutual.com
mybhgcard.com	wamu-direct.info	washingtonmu.com
mybhgcard.net	wamudirect.net	washingtonmutual.biz
mybhgcard.org	wamu-direct.net	washingtonmutual.com
mybuysmart.com	wamudirect.org	washington-mutual.com
mycarddesign.com	wamu-direct.org	washingtonmutual.eu
mycarddesign.net	wamudirect.us	washingtonmutual.info
mycarddesign.org	wamu-direct.us	washingtonmutual.jobs
my-credit-profile.com	wamu-direct-bank.com	washington-mutual.net
mycreditprofileonline.com	wamu-direct-bank.net	washingtonmutual.org
mycreditsummary.com	wamu-direct-bank.org	washingtonmutual.us
myhealthadvantage.com	wamudirectcd.com	washingtonmutualbank.biz
mypointsrewardsvisa.com	wamudirectcds.com	washingtonmutualbank.com
mypremiumpoints.com	wamu-direct-online.com	washington-mutual-bank.com
mypremiumpointsplus.com	wamu-direct-online.net	washingtonmutualbank.info
myscoreandmore.com	wamu-direct-online.org	washingtonmutualbank.net
myscoreplusmore.com	wamudirectsavings.com	washington-mutual-bank.net
mysmartaccess.com	wamu-direct-secure.com	washingtonmutualbank.org
mysmartservices.com	wamu-direct-secure.net	washington-mutual-bank.org
mysmartvisa.biz	wamu-direct-secure.org	washingtonmutualbank.us
mysmartvisa.com	wamudirectsucks.com	washingtonmutualbankhomeloan.com
mytoolkit.biz	wamu-directsucks.com	washingtonmutualbizbank.com
mytoolkithelp.com	wamudirectsucks.net	washingtonmutualbizbank.net
mytoolkitmail.com	wamu-directsucks.net	washingtonmutualbizbank.org
mywamuhomeequity.com	wamudirectsucks.org	washingtonmutualbusinessbank.com
mywamuhomeequity.net	wamu-directsucks.org	washingtonmutualbusinessbank.net
mywamuhomeequity.org	wamuecards.com	washingtonmutualbusinessbank.org
mywamuvisa.com	wamuecards.net	washingtonmutualbusinessbank.us
mywamuvisa.net	wamuecards.org	washingtonmutualbusinessbanking.com
mywamuvisa.org	wamuelitegroup.com	washingtonmutualbusinessbanking.net
myworldmissionsvisa.com	wamuenespanol.com	washingtonmutualbusinessbanking.org
myworldmissionsvisa.net	wamuequityplus.net	washingtonmutualbusinessbanking.us
myworldmissionsvisa.org	wamuequityplus.org	washingtonmutual-card.com
namc.com	wamuexchange.biz	washingtonmutualcardservices.com
netaccountaccess.com	wamuexchange.com	washingtonmutualcommercial.com
netaccountservices.com	wamuexchange.info	washingtonmutualcommercial.net
northamericanmortgage.com	wamuexchange.net	washingtonmutualcommercial.org
occasio.biz	wamuexchange.org	washingtonmutualcommercialbank.com
occasio.us	wamuexchangecompany.com	washingtonmutualcommercialbank.net
onlineaccountservices.com	wamuexchangecompany.net	washingtonmutualcommercialbank.org
onlineaccountservicing.com	wamuexchangecompany.org	washingtonmutualcommercialbanking.com
onlinecardservicing.com	wamuexchangeservices.com	washingtonmutualcommercialbanking.net
optis.us	wamuexchangeservices.net	washingtonmutualcommercialbanking.org
optisvalue.us	wamuexchangeservices.org	washingtonmutualcre.com
paypalcreditcard.biz	wamufilm.com	washingtonmutualcre.net
paysmart.biz	wamufilm.net	washingtonmutualcre.org
percivalsluxurymonocles.com	wamufilm.org	washingtonmutualcredit.com
percivalsluxurymonocles.net	wamufilms.com	washingtonmutualcredit.net
percivalsluxurymonocles.org	wamufilms.net	washingtonmutualcredit.org
powerofyes.com	wamufilms.org	washingtonmutualdirect.biz
powerofyes.net	wamufilms2003.com	washingtonmutualdirect.com
powerofyes.org	wamufilms2003.net	washingtonmutualdirect.info
poweryes.org	wamufilms2003.org	washingtonmutualdirect.net
preferredwamuvisa.com	wamufilms2004.com	washingtonmutualdirect.org
preferredwamuvisa.net	wamufilms2004.net	washingtonmutualdirect.us
preferredwamuvisa.org	wamufilms2004.org	washingtonmutualfinance.com
premieremortgagebroker.com	wamufinance.biz	washingtonmutualfinance.net
premieremortgagebroker.net	wamufinance.com	washingtonmutualfinance.org
premieremortgagebroker.org	wamufinance.info	washingtonmutualfinance.us
premiumpoints.biz	wamufinance.net	washingtonmutualfunds.com
premiumpoints.com	wamufinance.org	washingtonmutualhomeloan.com
premiumpoints.net	wamufinance.us	washingtonmutualhomeloan.net
premiumpoints.org	wamufinancial.com	washingtonmutualhomeloan.org
premiumpointsplus.biz	wamufinancial.org	washingtonmutualhomeloaninc.com
premiumpointsplus.com	wamufinancialservices.com	washingtonmutualhomeloanrate.com
premiumpointsplus.net	wamufinancialservices.net	washingtonmutualhomeloans.com
premiumpointsplus.org	wamufinancialservices.org	washingtonmutualhomeloans.net

premiumpointsplussucks.com	wamufreechecking.com	washingtonmutualhomeloans.org
previdian.com	wamufreechecking.net	washingtonmutualhomemortgageloan.com
principioseguro.com	wamufreechecking.org	washington-mutual-inc.com
principioseguro.net	wamufunds.com	washingtonmutualinsurance.com
principioseguro.org	wamufunds.net	washingtonmutualinsurance.net
prividian.com	wamufunds.org	washingtonmutualinsurance.org
prnint.com	wamugiftcard.com	washingtonmutualloans.com
propoints.net	wamugiftcards.com	washingtonmutualloans.net
propoints.org	wamugreen.biz	washingtonmutualloans.org
provdian.com	wamu-green.biz	washingtonmutual-wholesale.com
provedian.com	wamugreen.com	webcard.biz
providain.com	wamu-green.com	webcard.org
providian.biz	wamugreen.info	webcardaccess.com
providian.com	wamu-green.info	webcardnews.com
providian.net	wamugreen.net	webcardrewards.com
providian.org	wamu-green.net	webcardservices.com
providian.us	wamugreen.org	wellnessvisa.com
providianaccess.com	wamu-green.org	westernbank.com
providianacrd.com	wamuhealth.net	western-bank.net
providianacrd.com	wamuhome.com	western-bank.org
providianairpoints.com	wamuhomeequity.com	wholesale-lending.com
providianallpoints.com	wamuhomelaons.com	wm-bank.com
providianallpoints.net	wamuhomelending.com	wm-bank.net
providianallpoints.org	wamuhomelending.net	wm-bank.org
providianapply.com	wamuhomelending.org	wmbroker.com
providianautoloans.com	wamuhomeloan.com	wmbroker.net
providianbancorp.com	wamuhomeloan.net	wmbroker.org
providianbank.com	wamuhomeloan.org	wmbusiness.com
providian-bank.com	wamuhomeloans.biz	wmbusiness.net
providianbenefits.com	wamuhomeloans.com	wmbusiness.org
providianbenefits.org	wamuhome-loans.com	wmbusinessbank.com
providiancadr.com	wamuhomeloans.info	wmbusinessbank.net
providiancapital.com	wamuhomeloans.net	wmbusinessbank.org
providiancard.com	wamuhomeloans.org	wmcardservices.com
providiancares.com	wamuhomeloans.us	wmcardservices.net
providiancarloans.com	wamuhomeloanssuck.com	wmcardservices.org
providian-credit.com	wamuhomeloanssuck.net	wmcommercialrealestate.com
providiancreditcard.com	wamuhomeloanssuck.org	wmcommercialrealestate.net
providiandeposits.com	wamuhomeloanssucks.com	wmcommercialrealestate.org
providiandirect.com	wamuhomeloanssucks.net	wmcre.com
providian-direct.com	wamuhomeloanssucks.org	wmcre.net
providianfinance.com	wamuhomeofthefree.com	wmcre.org
providianfinance.com	wamuhomequity.com	wmdirect.biz
providian-finance.com	wamuhomesloans.com	wmdirect.net
providianfinancial.com	wamuhomloans.com	wmdirect.org
providian-financial.com	wamuhoneloans.com	wmdirect.us
providianfinancial.net	wamuimagelibrary.com	wmfd.net
providianfinancial.org	wamuimagelibrary.net	wmfinance.biz
providiangiftcard.com	wamuimagelibrary.org	wmfinance.com
providiangifts.com	wamuinc.net	wmfinance.info
providianjobs.com	wamuinfo.com	wmfinance.net
providianloan.com	wamuins.biz	wmfinance.org
providian-loan.com	wamuins.com	wmfinance.us
providianloans.com	wamuins.info	wmfinanceloans.com
providian-loans.com	wamuins.net	wmfinancial.biz
providianmastercard.com	wamuins.org	wmfinancial.com
providianmediacenter.com	wamuins.us	wmfinancial.info
providianmiles.com	wamuinsurance.com	wmfinancial.net
providiannews.com	wamuinsurance.net	wmfinancial.org
providianonline.com	wamuinsurance.org	wmfinancial.us
providian-online.com	wamuinsuranceservices.com	wmfinancialservices.biz
providianpersonalregistry.com	wamuinsuranceservices.net	wmfinancialservices.com
providianpoints.com	wamuinsuranceservices.org	wmfinancialservices.info
providianpointsplus.com	wamuinvestments.com	wmfinancialservices.net
providianpointsplus.net	wamuinvestments.net	wmfinancialservices.org
providianpropoints.com	wamuinvestments.org	wmfinancialservices.us
providianpropoints.net	wamujdc.com	wmfinancialservicesinc.biz
providianpropoints.org	wamujdc.net	wmfinancialservicesinc.info

providianrealrewards.com	wamujdc.org	wmfloans.com
providianrewards.com	wamujobs.com	wmfsfunds.com
providiansavings.com	wamujobs.net	wmfsfunds.net
providianschoolrewards.com	wamujobs.org	wmfsfunds.org
providianservice.com	wamula.com	wmfsgroup.com
providianservices.com	wamula.net	wmfsgroup.net
providian-services.com	wamula.org	wmfsgroup.org
providianservicing.com	wamulaforschools.com	wmfssurvey.com
providiansmartvisa.biz	wamulaforschools.net	wmfunds.net
providiansmartvisa.com	wamulaforschools.org	wmfunds.org
providiansucks.com	wamulaonsservice.biz	wmgf.net
providiansucks.org	wamulending.com	wmgf.org
providianvisacard.com	wamulending.net	wmgof.com
providianvisaclassic.com	wamulending.org	wmgof.net
providianvisagold.com	wamulends.com	wmgof.org
providianwebcard.com	wamulends.net	wmgroupfunds.com
providingmore.com	wamulends.org	wmgroupfunds.net
prvidian.com	wamulians.com	wmgroupfunds.org
pvn.com	wamulive.com	wmgroupoffunds.biz
pvnlnt.com	wamulive.net	wmgroupoffunds.com
ratefaker.com	wamulive.org	wmgroupoffunds.info
readersrewards.com	wamuloan.com	wmgroupoffunds.net
replayextremerewards.com	wamuloan.net	wmgroupoffunds.org
samportfolios.net	wamuloan.org	wmgroupoffunds.us
samportfolios.org	wamuloandocs.com	wmhomeloans.biz
saveforamerica.net	wamuloandocs.net	wmhomeloans.com
schoolsavings.biz	wamuloandocs.org	wmhomeloans.info
schoolsavings.info	wamuloanhomes.com	wmhomeloans.us
schoolsavings.us	wamuloans.biz	wminsurance.net
sendirect.net	wamuloans.com	wminsurance.org
sivagefinancial.com	wamu-loans.com	wminsuranceservices.com
smartchipcreditcard.com	wamuloans.info	wminsuranceservices.net
smartchipcreditcard.net	wamuloans.net	wminsuranceservices.org
smartchipcreditcard.org	wamu-loans.net	wmirvdev.com
smartvisanow.com	wamuloans.org	wm-irvine.com
specialtydashboard.com	wamu-loans.org	wmloans.com
spotlightonschools.com	wamuloans.us	wmloans.net
spotlightonschools.net	wamuloanservice.biz	wmloans.org
spotlightonschools.org	wamuloanservice.com	wmmortgage.com
spotlightonteachers.com	wamuloanservice.info	wmmortgage.net
spotlightonteachers.net	wamuloanservice.net	wmmortgage.org
spotlightonteachers.org	wamuloanservice.org	wmnet.org
stodgybanker.com	wamuloanservice.us	wmtrade.com
stodgybanker.net	wamuloanservices.com	wmtrade.net
stodgybanker.org	wamuloanservices.net	wmtrade.org
stodgybankers.com	wamuloanshomes.com	wmtrade.us
stodgybankers.net	wamuloantrac.com	wmwealthstrategies.com
stodgybankers.org	wamuloantrac.net	wmwealthstrategies.net
stogybanker.com	wamuloantrac.org	wmwealthstrategies.org
stogybanker.net	wamulocalexpert.com	worldgymvisa.com
stogybanker.org	wamulocalexpert.net	worldmissionsvisa.com
stogybankers.com	wamulocalexpert.org	worldmissionsvisa.net
stogybankers.net	wamulocations.com	worldmissionsvisa.org
stogybankers.org	wamulocations.net	wwwamu.com
suwamu.com	wamulocations.org	wwwamu.net
teacherpalooza.com	wamumail.biz	wwwamu.org
teacher-palooza.com	wamumail.info	wwwashingtonmutual.com
teacherpalooza.net	wamumall.biz	wwwashingtonmutual.net
teacher-palooza.net	wamumall.com	wwwashingtonmutual.org
teacherpalooza.org	wamu-mall.com	wwwprovidian.com
teacher-palooza.org	wamumall.info	wwwprovidiancards.com
thewamuway.com	wamumall.net	wwwprovidiancreditcard.com
thewamuway.net	wamu-mall.net	wwwwamu.com
thewamuway.org	wamumall.org	wwwwamu.net
totalaccessvisa.com	wamu-mall.org	wwwwamu.org
totalaccessvisa.net	wamumarketing.com	wwwwamumortgage.com
totalaccessvisa.org	wamumarketing.net	wwwwamumortgage.net
trappedbanker.com	wamumarketing.org	wwwwamumortgage.org

trappedbanker.net	wamumarketplace.com	wamuloanshomes.net
trappedbanker.org	wamumarketplace.net	wwwwashingtonmutual.com
trappedbankers.com	wamumarketplace.org	wwwwashingtonmutual.net
trappedbankers.net	wamumedia.com	wwwwashingtonmutual.org
trappedbankers.org	wamumorgage.com	wwwwmloans.com
update-wamu.com	wamumortage.com	wwwwmloans.net
update-wamu.net	wamumortgage.biz	wwwwmloans.org
vvamu.com	wamumortgage.com	youraccountservices.com
vvamu.net	wamumortgage.info	yourcardfast.com
vvamu.org	wamumortgage.net	yourcardfast.net
vvvamu.com	wamumortgage.org	yourcardfast.org
wahingtonmutualbank.biz	wamumortgage.us	yourcardservices.com
walkonhome.com	wamumortgagelending.com	yourecardfast.com
walmu.com	wamumortgagelending.net	yourecardfast.net
wamini.com	wamumortgagelending.org	yourecardfast.org
wamini.net	wamumortgageplus.com	yourmarketplaceonline.com
wamini.org	wamumortgageplus.net	yourmarketplaceonline.net
wammucard.com	wamumortgageplus.org	yourmarketplaceonline.org
wamoo.com	wamumortgages.com	yourwamuexpert.com
wamoo.net	wamumortgages.net	yourwamuexpert.net
wamoo.org	wamumortgages.org	yourwamuexpert.org
wamoofunds.com	wamumsc.biz
wamoola.com	wamumsc.com
wamumsc.info
wamumsc.net

Part IV: Copyrighted Material

Type	Title	Copyright Claimant	Creation Date	Publication Date	Reg. No.	Reg. Date
Visual Material	Coinhead	Washington Mutual, Inc.	1998		VAu000548008	2001-10-19
Visual Material	Kids’ 2002 Calendar	Washington Mutual, Inc.	2001	2001-12-17	VA0001279848	2003-10-10
Visual Material	Kids’ 2004 Calendar	Washington Mutual, Inc.	2003	2003-11-07	VA0001267815	2004-06-18
Visual Material	School Savings Kid’s 2002 Calendar	Washington Mutual, Inc.	2001	2001-12-01	VA0001176354	2003-05-01
Visual Material	School Savings Kid’s Calendar 2001	Washington Mutual, Inc.	1998	2000-12-01	VA0001105363	2001-10-19
Visual Material	School Savings, since 1923: Washington Mutual	Washington Mutual, Inc.	1998	2000-12-01	VA0001201669	2003-05-04
Visual Material	School Savings, since 1923: Washington Mutual	Washington Mutual,, Inc.	1998	1998-09-01	VA0001201689	2003-05-04
Visual Material	The Secret of Lonely Island	Washington Mutual, Inc.	2002	2002-12-11	VA0001254977	2003-12-12
Visual Material	Shorty	Washington Mutual, Inc.	1998		VAu000548007	2001-10-19
Text	wamu.com website April 2004	Washington Mutual, Inc.	2004	2004-04-06	TX0006935477	2009-06-10
Text	wamu.com website June 1998	Washington Mutual, Inc.	1998	1998-06-14	TX0006935487	2009-06-01
Text	wamu.com website March 2006	Washington Mutual, Inc.	2006	2006-03-14	TX0005935480	2009-06-10
Text	wamu.com website November 2002	Washington Mutual, Inc.	2002	2002-11-22	TX0006935465	2009-06-10
Text	wamu.com website September 24, 2008	Washington Mutual, Inc.	2008	2008-09-24	TX0006935497	2009-06-01
Text	wamu.com website September 8, 2008	Washington Mutual, Inc.	2008	2008-09-08	TX0006935492	2009-06-01
Visual Material	School Savings Calendar: 2001	Washington Mutual, Inc. (Seattle)	2000	2000-12-01	VA0001206707	2003-05-01

Part V: Internet Protocol Adresses

Internet Protocol Address Blocks
NetRange:   167.145.0.0 - 167.145.255.255
NetRange:   167.88.0.0 - 167.88.255.255
NetRange:   167.160.0.0 - 167.160.255.255

Autonomous System Numbers
AS23436
AS14894